EXHIBIT 10.1



                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of May 21, 2009

                                      Among

                           FOUNTAIN CITY FINANCE, LLC

                                  as the Seller

                                       and

                         ENTERPRISE FUNDING COMPANY LLC

                                 as an Investor

                                       and

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                             as a Bank and the Agent

                                       and

                                DST SYSTEMS, INC.

                         as the Parent and the Servicer

                                       and

                    Each of the parties named on Schedule III
                              hereto as Originators

                                TABLE OF CONTENTS
                                                                            Page


ARTICLE I  DEFINITIONS........................................................1
         SECTION 1.01       Certain Defined Terms.............................1
         SECTION 1.02       Other Terms......................................29

ARTICLE II  AMOUNTS AND TERMS OF THE PURCHASES...............................29
         SECTION 2.01       Purchase Facility................................29
         SECTION 2.02       Making Purchases.................................31
         SECTION 2.03       Receivable Interest Computation..................32
         SECTION 2.04       Settlement Procedures............................32
         SECTION 2.05       Fees.............................................34
         SECTION 2.06       Payments and Computations, Etc...................35
         SECTION 2.07       Dividing or Combining Receivable Interests.......35
         SECTION 2.08       Increased Costs; Breakage Costs..................35
         SECTION 2.09       Additional Yield on Receivable Interests
                               Bearing a Eurodollar Rate.....................36
         SECTION 2.10       Taxes............................................37
         SECTION 2.11       Security Interest................................39
         SECTION 2.12       Sharing of Payments..............................40
         SECTION 2.13       Right of Setoff..................................40

ARTICLE III  CONDITIONS OF PURCHASES.........................................40
         SECTION 3.01       Conditions Precedent to Initial Purchase.........40
         SECTION 3.02       Conditions Precedent to All Purchases and
                               Reinvestments.................................42

ARTICLE IV  REPRESENTATIONS AND WARRANTIES...................................43
         SECTION 4.01       Representations and Warranties of the Seller.....43
         SECTION 4.02       Representations and Warranties of the Servicer...47
         SECTION 4.03       Representations and Warranties of the Parent.....49

ARTICLE V  COVENANTS.........................................................50
         SECTION 5.01       Covenants of the Seller..........................50
         SECTION 5.02       Covenants of the Seller, the Originators and
                               the Parent; Audits............................57

ARTICLE VI  ADMINISTRATION AND COLLECTION OF RECEIVABLES.....................58
         SECTION 6.01       Designation of Servicer..........................58
         SECTION 6.02       Duties of Servicer...............................58
         SECTION 6.03       Certain Rights of the Agent......................60
         SECTION 6.04       Rights and Remedies..............................60
         SECTION 6.05       Further Actions Evidencing Purchases.............61
         SECTION 6.06       Covenants of the Servicer and the Originators....61
         SECTION 6.07       Indemnities by the Servicer......................62

ARTICLE VII  EVENTS OF TERMINATION...........................................63
         SECTION 7.01       Events of Termination............................63


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


ARTICLE VIII  THE AGENT......................................................67
         SECTION 8.01       Authorization and Action.........................67
         SECTION 8.02       Agent's Reliance, Etc............................67
         SECTION 8.03       Bank of America and Affiliates...................68
         SECTION 8.04       Bank's Purchase Decision.........................68
         SECTION 8.05       Indemnification of Agent.........................68

ARTICLE IX  INDEMNIFICATION..................................................68
         SECTION 9.01       Indemnities by the Seller, the Parent and
                               the Originators...............................68
         SECTION 9.02       Accounting Based Consolidation Event.............71

ARTICLE X  MISCELLANEOUS.....................................................71
         SECTION 10.01      Amendments, Etc..................................71
         SECTION 10.02      Notices, Etc.....................................72
         SECTION 10.03      Assignability....................................73
         SECTION 10.04      Costs and Expenses...............................77
         SECTION 10.05      No Proceedings; Waiver of Consequential
                               Damages.......................................77
         SECTION 10.06      Confidentiality..................................77
         SECTION 10.07      GOVERNING LAW....................................79
         SECTION 10.08      Execution in Counterparts; Integration...........79
         SECTION 10.09      Survival of Termination..........................79
         SECTION 10.10      Consent to Jurisdiction..........................80
         SECTION 10.11      WAIVER OF JURY TRIAL.............................80



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


                                    SCHEDULES

SCHEDULE I            -    Deposit Accounts and Lock-Boxes
SCHEDULE II           -    Credit and Collection Policy
SCHEDULE III          -    Addresses
SCHEDULE IV           -    UCC Information
SCHEDULE V            -    Persons deemed not to be Affiliates


                                     ANNEXES

ANNEX A-1             -    Form of Monthly Report
ANNEX A-2             -    Form of Weekly Report
ANNEX B               -    Form of Deposit Account Control Agreement
ANNEX C               -    Form of Opinion of Counsel to the Seller
ANNEX D               -    Form of Assignment and Acceptance
ANNEX E               -    Form of Compliance Certificate
ANNEX F               -    Specific Definitions for Section 7.01(n)
ANNEX G               -    Form of Purchase Request
ANNEX H               -    Origination Practices
ANNEX I               -    Scope of Agreed Upon Procedures

                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of May 21, 2009

     FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the "Seller"), ENTERPRISE FUNDING COMPANY LLC, a Delaware limited liability company ("Enterprise Funding"), as an Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America"), as agent (the "Agent") for the Investors and the Banks (as defined herein), DST SYSTEMS, INC., a Delaware corporation, as the Parent and the Servicer, and each of the parties named on
Schedule III hereto as Originators, agree as follows:

                              PRELIMINARY STATEMENT

     The Seller will acquire, Receivables from DST Systems, Inc., either by purchase or by contribution to the capital of the Seller, as determined from time to time by the Seller and DST Systems, Inc. The Seller is prepared to sell undivided fractional ownership interests (referred to herein as "Receivable Interests" and further defined below) in the Receivables. Enterprise Funding may, in its sole discretion, purchase such Receivable Interests, and the Banks shall purchase such Receivable Interests, in each case on the terms and conditions set forth herein. Accordingly, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accounting Based Consolidation Event" means solely to the extent an entity is not consolidated with an Indemnified Party on or prior to the date hereof, the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of any Investor that is the subject of this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of the Agent or any Bank or any of their Affiliates as the result of the occurrence of any change after the date hereof in accounting standards or the issuance of any pronouncement, interpretation or release, by any accounting body or any other Official Body charged with the promulgation or administration of accounting standards, including the Financial Accounting Standards Board, the International Accounting Standards Board, the American Institute of Certified Public Accountants, the Federal Reserve Board of Governors and the SEC. For the purposes hereof, an Accounting Based Consolidation Event shall be deemed to have occurred as of the date that the related consolidation shall have been required.

     "Adjusted Eurodollar Rate" means, for any Fixed Period, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate for such

Fixed Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Fixed Period.

     "Adverse Claim" means a lien, security interest (other than a security interest created under a Transaction Document), mortgage, pledge, assignment or other charge or encumbrance, or any other type of preferential arrangement.

     "Affected Person" has the meaning specified in Section 2.08(a).

     "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

     "Affiliated Obligor" means any Obligor that is an Affiliate of another Obligor.

     "Agent" has the meaning specified in the Preamble.

     "Agent's Account" means the special account (ABA 021 001 033, Account Number 01 476 289, Account Name: DTBCA as Agent for Enterprise Funding,
Reference: Fountain City Finance, LLC/ [Wire Description]) of the Agent maintained at the office of Deutsche Bank (New York, NY).

     "Aggregate Capital" means, at any time, for any designated group of Receivable Interests, the sum of the Capital for all such Receivable Interests at such time.

     "Aggregate Loss and Dilution Reserve" means, on any day, an amount equal to the product of (a) the Aggregate Loss and Dilution Reserve Percentage on such date multiplied by (b) the Net Receivables Pool Balance on such date.

     "Aggregate Loss and Dilution Reserve Percentage" means, as of any day, the greater of (a) the sum of (i) the Dynamic Loss Reserve Percentage as of such date plus (ii) the Dynamic Dilution Reserve Percentage as of such date and (b) the sum of (i) the Loss Reserve Floor Percentage as of such date plus (ii) the Dilution Reserve Floor Percentage as of such date.

     "Aggregate Outstanding Balance" means, at any time, for any designated group of Receivables, the sum of the Outstanding Balances for all such Receivables at such time.

     "Aggregate Paydown Amount" means, on any day, the sum of the Paydown Amounts on such day.

     "Aggregate Unpaids" means, at any time, an amount equal to the sum of (i) the aggregate unpaid Yield accrued and to accrue to maturity with respect to all Fixed Periods at such time, (ii) the Aggregate Capital at such time and (iii) all other amounts owed (whether or not then due and payable) hereunder and under the other Transaction Documents by the Seller, the Parent, the Servicer and the Originators to the Agent, the Investors, the Banks or the Indemnified Parties at such time.



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


     "Agreement" means this Receivables Purchase Agreement, as it may be amended, modified or restated from time to time.

     "Alternate Base Rate" means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate for such day, plus 1.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Agent as its "prime rate" plus 2.00% and (c) the Adjusted Eurodollar Rate for such day, plus 3.00%. For purposes hereof, the "prime rate" is a rate set by the Agent based upon various factors including the Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Alternate Rate" means, for any Fixed Period and any Receivable Interest, an interest rate per annum equal to 3.00% per annum above the Adjusted Eurodollar Rate for such Fixed Period; provided, however, that in case of:

          (i) any Fixed Period which commences on a date other than a Settlement Date (Yield and Fees) or which commences prior to the Agent receiving at least three (3) Business Days notice thereof, or;

          (ii) any Fixed Period for a Receivable Interest the Capital of which allocated to the Investors or the Banks is less than $2,000,000; or

the "Alternate Rate" for each day in such Alternate Fixed Period shall be an interest rate per annum equal to the Alternate Base Rate in effect on such day. The Alternate Rate for any date on or after the declaration or automatic occurrence of the Facility Termination Date pursuant to Section 7.01 shall be an interest rate equal to the Default Rate in effect on such day.

     "Approved Replacement Financing" means one or more financing arrangements entered into by the Parent to replace the financing provided to it under the Credit Agreement, which replacement financing arrangements shall be in an aggregate amount equal to or greater than $400,000,000.

     "Argus" means Argus Health Systems, Inc., a Delaware corporation.

     "Argus Receivable" means any Receivable originated by Argus prior to the Closing Date.

     "Asset Purchase Agreement" means (a) in the case of any Bank other than Bank of America, the asset purchase agreement or similar liquidity agreement entered into by such Bank concurrently with the Assignment and Acceptance pursuant to which it became party to this Agreement and (b) in the case of Bank of America, the secondary market agreement, asset purchase agreement or other similar liquidity agreement entered into by Bank of America for the benefit of Enterprise Funding, to the extent relating to the sale or transfer of interests in Receivable Interests.



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


     "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Bank, an Eligible Assignee and the Agent, pursuant to which such Eligible Assignee may become a party to this Agreement, in substantially the form of Annex D.

     "Audit" means any third party audits, inspections and verifications of the Receivables, the Related Security and the related books and records and collection systems of the Seller or any Originator in accordance with the customary procedures for securitization transactions adopted by the Agent.

     "Bank Commitment" means, on any day, (a) with respect to Bank of America, $178,500,000 or such amount as reduced or increased by any Assignment and Acceptance entered into between Bank of America and other Banks; or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment, in each case as such amount may be reduced or increased by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Purchase Limit pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment.

     "Bank of America" has the meaning specified in the Preamble.

     "Banks" means Bank of America and each Eligible Assignee that shall become a party to this Agreement pursuant to Section 10.03.

     "Billed Receivable" means a Receivable with respect to which the applicable Originator has performed its obligations under the related Contract and has generated and sent to the related Obligor an invoice.

     "Bill of Sale" means the Bill of Sale, dated May 21, 2009, between Fountainview and the Parent.

     "Business Day" means any day on which (i) banks are not authorized or required to close in New York, New York or Charlotte, North Carolina and (ii) if this definition of "Business Day" is utilized in connection with the Adjusted Eurodollar Rate, dealings are carried out in the London interbank market.

     "Capital" of any Receivable Interest means on any day an amount equal to the original amount paid to the Seller for such Receivable Interest at the time of its purchase by the Investors or the Banks pursuant to Section 2.02 of this Agreement, or such amount divided or combined in accordance with Section 2.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.04(d); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

     "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participation, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Change of Control" means, with respect to any Person, an event or series of events by which: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries , and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (for purposes of this definition, an "Option Right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity securities of such Person entitled to vote for members of the board of directors or equivalent governing body of such Person on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any Option Right); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of such Person cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and (iii) above, any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors; or (c) there shall have occurred under any indenture or other instrument evidencing Indebtedness in excess of $20,000,000, any "change of control" (as defined in such indenture or other evidence of Indebtedness) obligating such Person to repurchase, redeem or repay all or any part of the Indebtedness or Capital Stock provided for therein.

     "Charged-off Receivable" means, on any day, any Receivable that is, or should have been, charged-off in accordance with the Credit and Collection Policy.

     "Closing Date" means May 21, 2009.

     "Closing Date Receivable" means each Receivable transferred by Fountainview to the Parent pursuant to the Bill of Sale.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral" has the meaning specified in Section 2.11.



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


     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all finance charges and all cash proceeds of Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received pursuant to Section 2.04.

     "Commercial Paper" means the promissory notes, if any, issued by an Investor (or its related commercial paper issuer if the Investor does not itself issue commercial paper) in the commercial paper market.

     "Commitment Termination Date" means the earliest of (a) May 20, 2010, unless, prior to such date (or the date so extended pursuant to this clause), upon the Seller's request, made not more than forty-five (45) days prior to the then Commitment Termination Date, one or more Banks having Bank Commitments equal to at least 100% of the Purchase Limit shall in their sole discretion consent, which consent shall be given not more than thirty (30) days prior to the then Commitment Termination Date, to the extension of the Commitment Termination Date to a date occurring not more than 364 days after the then Commitment Termination Date; provided, however, that any failure of any Bank to respond to the Seller's request for such extension shall be deemed a denial of such request by such Bank, (b) the Facility Termination Date, (c) the date determined pursuant to Section 7.01, and (d) the date the Purchase Limit reduces to zero pursuant to Section 2.01(b).

     "Compliance Certificate" means a certificate in substantially the form set forth on Annex E signed by the Seller's or the Parent's, as applicable, chief financial officer stating that (a) the financial statements attached to (or with respect to the Parent for so long as the Parent is required to file its financial statements with the SEC, incorporated by reference into) such Compliance Certificate has been prepared in accordance with GAAP and accurately reflects the financial condition of the Seller or the Parent and its Subsidiaries, as applicable, and (B) to the best of such Person's knowledge, no Event of Termination or Incipient Event of Termination exists, or if any Event of Termination or Incipient Event of Termination Event exists, stating the nature and status thereof.

     "Concentration Limit" means, on any day, the following:

     (a) with respect to the percentage of the Net Eligible Receivables Outstanding Balance comprised of the Aggregate Outstanding Balance of Receivables for any Obligor and such Obligor's Subsidiaries and Affiliates, taken together, 3.0%; provided, however, that concentration limits for the percentage of the Net Eligible Receivables Outstanding Balance of all Eligible Receivables comprised of the Aggregate Outstanding Balance of Receivables for any Obligor, taken individually, may exceed 3.0%, subject to specific Obligor debt ratings as set forth below:



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



                  -------------------------------------- ------------------------------------------
                         Obligor's Debt Rating                      Concentration Limit
                  -------------------------------------- ------------------------------------------
                    At least AA- by S&P and Aa3 by        10.0% of the Net Eligible Receivables
                                Moody's                             Outstanding Balance
                  -------------------------------------- ------------------------------------------
                    At least BBB by S&P and Baa2 by        7.5% of the Net Eligible Receivables
                                Moody's                             Outstanding Balance
                  -------------------------------------- ------------------------------------------
                   At least BBB- by S&P and Baa3 by        5.0% of the Net Eligible Receivables
                                Moody's                             Outstanding Balance
                  -------------------------------------- ------------------------------------------



provided that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor; and provided further that if on any date, an Obligor is split-rated, then the applicable Concentration Limit shall be calculated on the lower of the S&P or Moody's rating;

     (b) with respect to the percentage of the Net Eligible Receivables Outstanding Balance comprised of the Aggregate Outstanding Balance of all Receivables the Obligors of which do not have a billing address in the United States (or Puerto Rico), 3.0% of the Net Eligible Receivables Outstanding Balance;

     (c) with respect to the percentage of the Net Eligible Receivables Outstanding Balance comprised of the Aggregate Outstanding Balance of all Unbilled Receivables, 25.0% of the Net Eligible Receivables Outstanding Balance; and

     (d) with respect to the percentage of the Net Eligible Receivables Outstanding Balance comprised of the Aggregate Outstanding Balance of the Deemed Non-Affiliate Receivables of any single Deemed Non-Affiliate, 3.0% and, with respect to the percentage of the Net Eligible Receivables Outstanding Balance comprised of the Aggregate Outstanding Balance of all Deemed Non-Affiliate Receivables, 5.0%.

     "Contract" means, in relation to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes, or other writings pursuant to which such Receivable arises or which evidence such Receivable or under which a Person becomes or is obligated to make payment in respect of such Receivable.

     "CP Fixed Period Date" means, for any Fixed Period and any Receivable Interest, the date of purchase of such Receivable Interest and thereafter the last day of each calendar month or any other day as shall have been agreed to in writing by the Agent and the Seller prior to the last day of such Fixed Period.

     "Credit Agreement" means the Credit Agreement, dated as of June 28, 2005, among the Parent, as borrower, the co-documentation agents, joint lead arrangers and joint book runners named therein, the lenders named therein and Bank of America, N.A., as administrative agent, swing line lender and issuer of letters of credit, as the same has been and may be further amended, supplemented, restated or otherwise modified.

     "Credit and Collection Policy" means the receivables credit and collection policies and practices of the Originators in effect on the date of this Agreement as set forth in Schedule II hereto, as modified in compliance with this Agreement.

     "Days Sales Outstanding" means, for any calendar month, the number of calendar days equal to the product of (a) 91 and (b) the amount computed by dividing (i) the Aggregate Outstanding Balance of Receivables as of the last day of the immediately preceding calendar month by (ii) the aggregate amount of sales by the Originators giving rise to Receivables during the three consecutive calendar months immediately preceding the Report Date for such calendar month.

     "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

     "Debt Rating" means, for any Person, the rating by S&P or Moody's of such Person's long-term public senior unsecured non-credit enhanced debt.

     "Deemed Non-Affiliate" means, on any day, with respect to each Person listed on Schedule V under the heading "Applicable Person", each corresponding Person listed under the heading `Deemed Non-Affiliate" on such day.

     "Deemed Non-Affiliate Receivable" means, any Receivable the Obligor of which is a Deemed Non-Affiliate of the Originator of such Receivable.

     "Default Rate" means, on any day, a rate per annum equal to 2.0% plus the Alternate Base Rate on such day.

     "Default Ratio" means, for any calendar month, a ratio (expressed as percentage) computed by dividing (a) the sum of (i) the Aggregate Outstanding Balance of Receivables which were 91 - 120 days past due as of the last day of such calendar month plus (ii) (without duplication) the Aggregate Outstanding Balance of all Receivables which became Charged-off Receivables during such calendar month, by (b) the Aggregate Outstanding Balance (in each case, at the time of creation) of Receivables created during the fourth preceding calendar month.

     "Defaulted Receivable" means a Receivable:

          (i) as to which any payment, or part thereof, remains unpaid for 91 or more days from the original due date for such payment;

          (ii) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof;

          (iii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(g); or

          (iv) which is a Charged-off Receivable.

     "Deferred Revenue Amount" means, on any day, the amount of any Receivable treated as "deferred revenue" under GAAP.

     "Delinquency Ratio" means, for any calendar month, the ratio (expressed as a percentage) computed as of the last day of the immediately preceding calendar month by dividing (i) the Aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on the last day of the immediately preceding calendar month by (ii) the Aggregate Outstanding Balance of all Receivables created by the Originators during the third preceding month.

     "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable and:

          (i) as to which any payment, or part thereof, remains unpaid for 61-90 days from the original due date for such payment; or

          (ii) which, consistent with the Credit and Collection Policy, would be classified as delinquent by the applicable Originator or the Seller.

     "Deposit Account" means an account maintained at a Deposit Bank pursuant to a Deposit Account Control Agreement into which (i) Collections in the form of checks and other items are deposited that have been sent to one or more Lock-Boxes by Obligors and/or (ii) Collections in the form of electronic funds transfers and other items are paid directly by Obligors.

     "Deposit Account Control Agreement" means an agreement, in substantially the form of Annex B.

     "Deposit Bank" means any of the banks holding one or more Deposit Accounts.

     "Diluted Receivable" means that portion (and only that portion) of any Receivable which is either (a) reduced or canceled as a result of (i) any defective, rejected or returned merchandise or services or any failure by an Originator to deliver any merchandise or provide any services or otherwise to perform under the underlying Contract, (ii) any change in the terms of or cancellation of, a Contract or any cash discount, discount for quick payment or other adjustment by an Originator which reduces the amount payable by the Obligor on the related Receivable (except any such change or cancellation resulting from or relating to the financial inability to pay or insolvency of the Obligor of such Originator Receivable) or (iii) any set-off by an Obligor in respect of any claim by such Obligor as to amounts owed by it on the related Receivable (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (b) subject to any specific dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of the Obligor thereof).

     "Dilution Horizon Ratio" means, as of any date, the ratio (expressed as a percentage) computed by dividing (i) the Aggregate Outstanding Balance (in each case, on the date of creation) of all Receivables created by the Originators during the two most recently ended calendar months by (ii) the Net Eligible Receivables Outstanding Balance as at the last day of the most recently ended calendar month.

     "Dilution Ratio" means, as of any date, the ratio (expressed as a percentage) computed for the most recently ended calendar month by dividing (i) the Aggregate Outstanding Balance of all Receivables which became Diluted Receivables during such calendar month by (ii) the Aggregate Outstanding Balance (in each case, on the date of creation) of all Receivables created during the calendar month immediately preceding such date; provided that for the purposes of calculating clause (i) above, Diluted Receivables relating to intercompany Receivables and customer postage deposits shall be excluded.

     "Dilution Reserve Floor  Percentage"  means, as of any date, the product of
(a) the Dilution Horizon Ratio on such date multiplied by (b) the average of the Dilution Ratios for each of the twelve most recently ended months.

     "Dilution Volatility Ratio" means, as of any date, the ratio (expressed as a percentage) equal to the product of (a) the highest two-month rolling average Dilution Ratio calculated for each of the twelve most recently ended calendar months minus the average of the Dilution Ratios for each of the twelve most recently ended calendar months, multiplied by (b) a ratio (expressed as a percentage) calculated by dividing the highest two-month rolling average Dilution Ratio calculated for each of the twelve most recently ended calendar months by the average of the Dilution Ratios for each of the twelve most recently ended calendar months.

     "Dynamic Dilution Reserve Percentage" means, as of any date, the product of
(a) the sum of (i) the product of (x) 2.25, multiplied by (y) the average of the Dilution Ratios for each of the twelve most recently ended calendar months, plus
(ii) the Dilution Volatility Ratio as at the last day of the most recently ended calendar month, multiplied by (b) the Dilution Horizon Ratio as of such date.

     "Dynamic Loss Reserve Percentage" means, as of any date, the product of (i) 2.25, multiplied by (ii) the Loss Horizon Ratio as of such date multiplied by
(iii) the highest of the Three-Month Loss Ratios calculated for each of the twelve most recently ended calendar months.

     "E-Mail Servicer Report" has the meaning specified in Section 6.02(g).

     "Effective Date" means the earlier to occur of (i) the date of the initial purchase of a Receivable Interest under this Agreement and (ii) the date on which the conditions precedent specified in Section 3.01 are satisfied.

     "Eligible  Assignee"  means (i) Bank of America  or any of its  Affiliates,
(ii) any Person administered by Bank of America or any of its Affiliates (including, for the avoidance of doubt, any special purpose entity administered by Bank of America or any of its Affiliates that finances its activities directly or indirectly through asset backed commercial paper and is designated by Bank of America from time to time to accept an assignment from the Investor of all or a portion of the Receivable Interests), (iii) any Bank party hereto or any of its Affiliates, or (iv) any financial or other institution acceptable to the Agent and approved by the Seller (which approval by the Seller shall not be unreasonably withheld, delayed or conditioned and shall not be required if an Event of Termination or an Incipient Event of Termination has occurred and is continuing).

     "Eligible Receivable" means, at any time, a Receivable:

          (i) the Obligor of which either (A) has a billing address in the United States (including, without limitation, Puerto Rico), or (B) does not have a billing address in the United States (including, without limitation, Puerto Rico); provided that, in the case of a Receivable with an Obligor that does not have a billing address the United States (or Puerto Rico), the Outstanding Balance of such Receivable when added to the Aggregate Outstanding Balance of all Receivables the Obligors of which do not have a billing address in the United States or Puerto Rico does not exceed the percentage set forth in clause (b) of the definition of "Concentration Limit" above;

          (ii) the Obligor is not (A) an Affiliate or employee of any Originator or the Seller or any of the their respective Affiliates (other than a Deemed Non-Affiliate) or (B) a government or a governmental subdivision or agency;

          (iii) which, if an Affiliate of any Originator or the Seller originated such Receivable, is a Deemed Non-Affiliate Receivable;

          (iv) which is not a Defaulted Receivable or an Unearned Revenue Receivable;

          (v) the Obligor of which is not the Obligor of any Defaulted Receivables the Aggregate Outstanding Balance of which constitutes 10.0% or more of the Aggregate Outstanding Balance of all Receivables of such Obligor;

          (vi) which is a Billed Receivable or an Unbilled Receivable;

          (vii) which represents a bona fide obligation of the Obligor of such Receivable to pay (A) in the case of a Billed Receivable, the stated amount or (B) in the case of an Unbilled Receivable, the amount calculated in the manner set forth in the related Contract as the amount due with respect thereto;

          (viii) as to which the applicable Originator has satisfied and fully performed all obligations with respect to such Receivable required to be fulfilled by it, and no further action (other than, in the case of an Unbilled Receivable, generating and sending of an invoice) is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor;

          (ix) which, according to the Contract related thereto, is required (or with respect to any Unbilled Receivable, will be required) to be paid in full within sixty (60) days of the original billing date therefor;

          (x) which is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

          (xi) which is an "account" within the meaning of Article 9 of the UCC of the applicable jurisdictions governing the perfection of the interest created by a Receivable Interest;

          (xii) which is denominated and payable only in U.S. dollars in the United States;

          (xiii) (A) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable, (B) which arises under a Contract originated and maintained in accordance with the Origination Practices (as defined in Annex H, which is incorporated by reference herein), (C) as to which the Seller has good and marketable title, and (D) which is not subject to any Adverse Claim or any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor);

          (xiv) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which none of the Seller, any Originator, the Servicer or the Obligor is in violation of any such law, rule or regulation in any material respect;

          (xv) which arises under a Contract which (A) does not contain a legally enforceable provision requiring the Obligor thereunder to consent to the transfer, sale or assignment of the rights of the Seller or the applicable Originator thereunder and (B) does not contain a confidentiality provision that purports to restrict the ability of the Agent, the Investors or the Banks to exercise their rights under this Agreement, including, without limitation, their right to review the Contract;

          (xvi) which was generated in the ordinary course of the applicable Originator's business;

          (xvii) which has not been extended, rewritten or otherwise modified from the original terms thereof (except as permitted by Section 6.02(c));

          (xviii) the transfer, sale or assignment of which does not contravene any applicable law, rule or regulation;

          (xix) which (A) satisfies all applicable requirements of the Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time specify to the Seller upon thirty (30) days' notice;

          (xx) as to which, on or prior to the later of the date of this Agreement and the date such Receivable is created, the Agent has not given at least three (3) Business Days' notice to the Seller that such Receivable, or any Receivable owing from the Obligor of such Receivable, is no longer acceptable for purchase by the Investors and the Banks hereunder;

          (xxi) which (together with the Related Security and other items of Collateral related thereto) has been the subject of the grant of a first priority perfected security interest therein by the Seller to the Agent, on behalf of the Investors, of all of the Seller's right, title and interest therein;

          (xxii) the Obligor of which has been directed by the Seller, the Servicer or the related Originator, as applicable, to make all payments to a Deposit Account (or a related Lock-Box) established and maintained pursuant to a Deposit Account Control Agreement; provided that, until the date that occurs thirty (30) days from the Closing Date, (a) any Argus Receivable the Obligor of which has not been directed by the Seller or the Servicer, as the case may be, to make all payments to a Deposit Account (or a related Lock-Box) established and maintained pursuant to a Deposit Account Control Agreement and (b) any Receivable the Obligor of which has not been notified of a name change on the Deposit Account (or a related Lock-Box) to which it has been directed to make payments, shall be deemed an "Eligible Receivable" for the purposes hereof; and

          (xxvi) (A) which (in the case of any Receivable that is not a Closing Date Receivable) has been sold to the Parent pursuant to the Initial Purchase Agreement in a "true sale" transaction and (B) which has been sold or contributed by the Parent to the Seller pursuant to the Secondary Purchase Agreement in a "true sale" or "true contribution" transaction;

provided, however, that an Unbilled Receivable that is otherwise an Eligible Receivable shall cease to be an Eligible Receivable on the thirtieth (30th) day after the date of the shipment of the related goods or the completion of the related service.

     "Enterprise Funding" has the meaning specified in the Preamble.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Parent, Seller or any Originator within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

     "ERISA Event" means (a) a Reportable  Event with respect to a Pension Plan;
(b) a withdrawal by the Parent, Seller or any Originator or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Parent, Seller or any Originator or any ERISA Affiliate from a Multiemployer Plan or notification that a

Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Parent, Seller or any Originator or any ERISA Affiliate.

     "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Base Rate" means, for any Fixed Period in respect of which Yield for any Receivable Interest is computed by reference to the Adjusted Eurodollar Rate:

          (i) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Agent to be the offered rate that appears on the page of the Reuters Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being page number LIBOR01) for deposits in U.S. dollars (for delivery on the first day of such Fixed Period) with a term equivalent to such Fixed Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Fixed Period, or

          (ii) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on the first day of such Fixed Period) with a term equivalent to such Fixed Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Fixed Period, or

          (iii) in the event the rates  referenced in the preceding  subsections
     (a) and (b) are not available, the rate per annum determined by the Agent as the rate of interest at which U.S. dollar deposits (for delivery on the first day of such Fixed Period) in same day funds in the approximate amount of the Receivable Interest to be funded by reference to the Adjusted Eurodollar Rate and with a term equivalent to such Fixed Period would be offered by its London branch to major banks in the offshore U.S. dollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Fixed Period.

     "Eurodollar Rate Reserve Percentage" means for any day during any Fixed Period in respect of which Yield for any Receivable Interest is computed by reference to the Adjusted Eurodollar Rate, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to the Investor, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities.

     "Event of Bankruptcy" means with respect to any Person, (i) that such Person (A) shall generally not pay its debts as such debts become due or (B) shall admit in writing its inability to pay its debts generally or (C) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property; or (iii) such Person shall take any corporate, partnership or other similar appropriate action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

     "Event of Termination" has the meaning specified in Section 7.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Facility Termination Date" means the earliest of (a) the Commitment Termination Date or (b) the date determined pursuant to Section 7.01 or (c) the date the Purchase Limit reduces to zero pursuant to Section 2.01(b).

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by it.

     "Fee Agreement" has the meaning specified in Section 2.05(b).

     "Fees" has the meaning specified in Section 2.05(b).

     "Fixed Period" means, with respect to any Receivable Interest:

          (a) in the case of any Fixed Period in respect of which Yield is computed by reference to the Investor Rate, each successive period commencing on each CP Fixed Period Date for such Receivable Interest and ending on the next succeeding CP Fixed Period Date for such Receivable Interest; and

          (b) in the case of any Fixed Period in respect of which Yield is computed by reference to the Alternate Rate, each successive period (i) initially commencing on (and including) the date of the initial purchase of such Receivable Interest and ending on (but excluding) the next following Settlement Date (Yield and Fees), and (ii) after the date of the initial purchase of such Receivable Interest, commencing on (and including) a Settlement Date (Yield and

     Fees) and ending on (but excluding) the next following Settlement Date (Yield and Fees);

provided, however, that:
--------  -------

               (i) if Yield in respect of such Fixed Period is computed by reference to the Adjusted Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day);

               (ii) in the case of any Fixed Period for any Receivable Interest which commences before the Facility Termination Date for such Receivable Interest and would otherwise end on a date occurring after such Facility Termination Date, such Fixed Period shall end on such Facility Termination Date and the duration of each Fixed Period which commences on or after the Facility Termination Date for such Receivable Interest shall be of such duration as shall be selected by the Agent; and

               (iii) any Fixed Period in respect of which Yield is computed by reference to the Investor Rate may be terminated at the election of the Agent at any time, in which case the related Receivable Interest shall be allocated by the Agent to a new Fixed Period commencing on (and including) the date of such termination and ending on (but excluding) the next following Settlement Date (Yield and Fees), and shall accrue Yield at the Alternate Rate.

     "Fountainview" means Fountainview Finance, LLC.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board in effect from time to time.

     "Incipient Event of Termination" means an event that but for notice or lapse of time or both would constitute an Event of Termination.

     "Indemnified Party" has the meaning specified in Section 9.01.

     "Initial Purchase Agreement" means the Originator Purchase Agreement dated as of the date of this Agreement among the Originators (other than the Parent), as sellers, and the Parent, as purchaser and servicer, as the same may be amended, modified or restated from time to time.

     "Investors" means Enterprise Funding and all other owners by assignment or otherwise of a Receivable Interest originally purchased by Enterprise Funding and, to the extent of the undivided interests so purchased, shall include any participants.

     "Investor Rate" means for any Fixed Period for any Receivable Interest the per annum rate equivalent to the weighted average cost (as determined by the Agent and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper issued by the Investors (or any related commercial paper issuer, if such Investor does not itself issue commercial paper) that is maturing on dates other than those on which corresponding funds are received by the Investors, other borrowings by the Investors (other than under any Program Support Agreement) and any other costs associated with the issuance of Commercial Paper related to the Investors) of or related to the issuance of Commercial Paper related to the Investors (or any related commercial paper issuer, if such Investor does not itself issue commercial paper) allocated, in whole or in part, by such Investor or the Agent to fund or maintain any Receivable Interest (and which may be also allocated in part to the funding of other assets of such Investor); provided, however, that if any component of such rate is a discount rate, in calculating the "Investor Rate" for such Receivable Interest for such Fixed Period, an Investor (or its related commercial paper issuer, if such Investor does not itself issue commercial paper) shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

     "Law" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, judgment or award of any Official Body.

     "Liquidation Fee" means, for (i) any Fixed Period for which Yield is computed by reference to the Investor Rate and a reduction of Capital is made for any reason on any day or (ii) any Fixed Period for which Yield is computed by reference to the Eurodollar Rate and a reduction of Capital is made for any reason on any day other than the last day of such Fixed Period, the amount, if any, by which (A) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of such Fixed Period pursuant to clause (iii) of the definition thereof) which would have accrued from the date of such repayment to the last day of such Fixed Period (or, in the case of clause (i) above, the maturity of the underlying commercial paper tranches) on the reductions of Capital of the Receivable Interest relating to such Fixed Period had such reductions remained as Capital, exceeds (B) the income, if any, received by the Investors or the Banks which hold such Receivable Interest from the investment of the proceeds of such reductions of Capital.

     "Liquidity Agreement" means any agreement entered into by any related Investor (or any commercial paper issuer that finances such Investor) providing for the sale by such Investor (or any commercial paper issuer that finances such Investor) of interests in its investment in the Receivable Interest and the portion of the Capital funded by such Investor (or its commercial paper issuer that finances such Investor) (or portions thereof), or the making of loans or other extensions of credit to such Investor (or any commercial paper issuer that finances such Investor) secured by security interests such Investor's (or any commercial paper issuer that finances such Investor) interest in the Receivable Interest and the portion of the Capital funded by such Investor, to support all or part of such Investor's (or any commercial paper issuer that finances such Investor) payment obligations under its Commercial Paper or to provide an alternate means of funding such Investor's investments in accounts receivable or other financial assets, in each case as amended, modified, supplemented, restated or replaced from time to time.

     "Liquidity Bank" means includes the various financial institutions that are, or may become, parties to a Liquidity Agreement, as a purchaser or lender thereunder.

     "Lock-Box" means each post office box listed on Schedule I and administered by a Deposit Bank for the purpose of receiving Collections.

     "Loss Horizon Ratio" means, as of any date, a ratio (expressed as a percentage) computed by dividing (i) the sum of (a) the Aggregate Outstanding Balance (in each case, at the time of creation) of all Receivables created during the five most recently ended calendar months by (ii) the Net Eligible Receivables Outstanding Balance as of the last day of the most recently ended calendar month.

     "Loss Reserve Floor Percentage" means, as of any date, 15%.

     "Majority Banks" means, at any time, Banks having Bank Commitments that aggregate more than 50% of the Purchase Limit or, if the Bank Commitments have been terminated, Banks either holding Receivable Interests (or interests therein) or obligated to purchase interests in Receivable Interests pursuant to the Asset Purchase Agreement which aggregate more than 50% of all outstanding Receivable Interests.

     "Material Adverse Effect" means a material adverse effect on (i) the collectibility of the Receivables or any significant portion thereof, (ii) the ability of the Seller, the Servicer, the Parent or any Originator to perform any of its respective material obligations under the Transaction Documents to which it is a party, (iii) the legality, validity or enforceability of the Transaction Documents (including, without limitation, the validity, enforceability or priority of the ownership or security interests granted thereunder) or the rights of the Agent, the Investors or the Banks under the Transaction Documents or (iv) the business, operations, property, prospects or financial or other condition of the Parent and its Subsidiaries taken as a whole.

     "Maximum Percentage Factor" means 100% or, if Weekly Reports are required to be delivered pursuant to Section 6.02(g)(ii), 97%.

     "Monthly Report" means a report in substantially the form of Annex A-1 hereto setting forth the calculation of the Net Receivables Pool Balance, the calculations of each of the Aggregate Loss and Dilution Reserve and the Yield and Fee Reserve, the Percentage Factor (as of the date of such report) and providing Receivable performance and program documentation compliance information for the previous calendar month, and containing such additional information as the Agent may reasonably request from time to time, furnished by the Servicer pursuant to Section 6.02(g)(i).

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Parent, Seller or any Originator or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

     "Net Eligible Receivables Outstanding Balance" means, on any day, an amount equal to (i) the Aggregate Outstanding Balance of all Eligible Receivables on such date, less (ii) the sum of (a) the Unapplied Cash/Credit Memo Amount on such date, (b) Sales Tax on such date, (c) the Deferred Revenue Amount and (d) the aggregate of all set-off amounts representing amounts owed under the applicable Contract by any Originator to any Obligor as of such date (provided that if the related Contract expressly states that such Obligor waives its right of set-off, amounts owed by the applicable Originator to such Obligor shall not be considered a potential set-off for the purposes hereof).

     "Net Receivables Pool Balance" means, on any day, (i) the Net Eligible Receivables Outstanding Balance on such day, minus (ii) the Aggregate Outstanding Balance on such day related to the portion of Eligible Receivables that exceeds the applicable Concentration Limits on such day.

     "Non-Lockbox Receivable" means any Receivable the Collections related to which are paid by the related Obligor in any manner other than through the Lockbox; provided, however, that (i) for the period beginning on the Closing Date and ending on July 1, 2009, 0% of Argus Receivables shall be considered Non-Lockbox Receivables; (ii) for the period beginning on July 2, 2009 and ending on August 1, 2009, up to 80% of all Argus Receivables (if any Argus Receivables exist on such date) shall be deemed Non-Lockbox Receivables; and
(iii) for the period beginning on August 2, 2009 and ending on the Facility Termination Date, up to 100% of all Argus Receivables (if any Argus Receivables exist on such day) shall be deemed Non-Lockbox Receivables.

     "Non-Lockbox Receivable Ratio" means, on any day, a ratio (expressed as a percentage) calculated by dividing (a) the Aggregate Outstanding Balance for all Non-Lockbox Receivables as of the last day of the immediately preceding month by
(b) the Aggregate Outstanding Balance of all Eligible Receivables as of the last day of the immediately preceding month.

     "Obligations" has the meaning specified in Section 2.11.

     "Obligor" means with respect to any Receivable, the Person obligated to make payments in respect of such Receivable.

     "Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "OPA Discount" means in respect of each Purchase (for purposes of this definition, as defined under the Initial Purchase Agreement) under the Initial Purchase Agreement, 1% multiplied by the Aggregate Outstanding Balance of the Receivables (for purposes of this definition, as defined under the Initial Purchase Agreement) that are the subject of such Purchase; provided, however, the foregoing OPA Discount may be revised prospectively by request of the Parent, as purchaser under the Initial Purchase Agreement, or any of the other Originators, as seller under the Initial Purchase Agreement, reasonably and in good faith to reflect changes in recent experience with respect to write-offs, timing and costs of Collections and cost of funds, provided, further, that such revision is consented to by the Parent, as purchaser under the Initial Purchase Agreement, and the other Originators, as seller under the Initial Purchase Agreement (it being understood that each party agrees to duly consider such request but shall have no obligation to give such consent).

     "Originator" means each of the Persons designated as such on Schedule III (which includes, for the avoidance of doubt, the Parent).

     "Other Companies" means the Originators and all of their Subsidiaries except the Seller.

     "Other Taxes" has the meaning specified in Section 2.10(b).

     "Outstanding Balance" of any Receivable at any time means (i) in the case of a Billed Receivable, the then outstanding principal balance thereof and (ii) in the case of an Unbilled Receivable, an amount calculated as the product of the applicable Originator's fees or charges for the related goods or services at the time such goods or services are provided multiplied by the actual amounts of such goods or services actually provided to the related Obligor or via an alternate method of calculation as agreed upon by the Agent, the Originators and the Seller from time to time.

     "Parent" means DST Systems, Inc., a Delaware corporation.

     "Participant" has the meaning specified in Section 10.03(h).

     "Paydown Amount" means, with respect to any Receivable Interest on any day, an amount equal to the sum of (i) the Capital of such Receivable Interest, plus
(ii) the aggregate of accrued and unpaid Yield as of such date for such Receivable Interest.

     "Paydown Date" means any Settlement Date (Yield and Fees) occurring at least the Required Notice Days after the date of the Seller's notice to the Agent.

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any entity succeeding to all or any of its functions under ERISA.

     "PCA Discount" means, in respect of each Purchase (for purposes of this definition, as defined under the Secondary Purchase Agreement) or contribution hereunder, 1% multiplied by the Aggregate Outstanding Balance of the Receivables for purposes of this definition, as defined under the Secondary Purchase Agreement) that are the subject of such Purchase or contribution; provided, however, the foregoing Discount may be revised prospectively by request of either the Parent, as seller under the Secondary Purchase Agreement, or the Seller, as purchaser under the Secondary Purchase Agreement, reasonably and in good faith to reflect changes in recent experience with respect to write-offs, timing and costs of Collections and cost of funds, provided, further, that such revision is consented to by the Parent, as seller under the Secondary Purchase Agreement, and the Seller, as purchaser under the Secondary Purchase Agreement (it being understood that each party agrees to duly consider such request but shall have no obligation to give such consent).

     "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Parent, Seller or any Originator or any ERISA Affiliate or to which the Parent, Seller or any Originator or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in
Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

     "Percentage" of any Bank means, (a) with respect to Bank of America, the percentage set forth on the signature page to this Agreement, or such amount as reduced or increased by any Assignment and Acceptance entered into with an Eligible Assignee, or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's
Percentage, or such amount as reduced or increased by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee.

     "Percentage Factor" means, at any time, a percentage equal to (i) the sum of (a) the Aggregate Capital for all Receivable Interests as of such date plus
(b) the Required Reserves as of such date divided by (ii) the Net Receivables Pool Balance on such date. For purposes of Section 6.07(ix), the Percentage Factor is to be computed daily to reflect changes in the Net Receivables Pool Balance and Aggregate Capital. Otherwise, the Percentage Factor is to be calculated as of the last day of the reporting period covered by each Servicer Report and shall be set forth in each Servicer Report.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Parent, Seller or any Originator or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

     "Program Support Agreement" means any agreement, including any Liquidity Agreement, entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of an Investor (or any related commercial paper issuer that finances the Investor), the issuance of one or more surety bonds for which any Investor (or such related issuer) is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by any Investor (or such related issuer) to any Program Support Provider of the Receivable Interests (or portions thereof or participations therein) and/or the making of loans and/or other extensions of credit to any Investor (or such related issuer) in connection with such Investor's commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

     "Program Support Provider" means any Person, including any Liquidity Bank, now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, any Investor (or any related commercial paper issuer that finances the Investor) or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Investor's (or such related issuer's) commercial paper program.

     "Purchase Limit" means, on any day, the lesser of (i) $175,000,000, as such amount may be reduced pursuant to Section 2.01(b) or (ii) the sum of (a) the Aggregate Capital of all Receivable Interests on such day plus (b) the Required Reserves; provided that if, prior to December 31, 2009, the Parent has not entered into an Approved Replacement Financing, the Purchase Limit from such date through the Facility Termination Date shall be the lesser of (x) $125,000,000, as such amount may be reduced pursuant to Section 2.01(b) or (y) the sum of (i) the Aggregate Capital of all Receivable Interests on such day plus (ii) the Required Reserves. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit, as then reduced pursuant to Section 2.01(b), minus the Aggregate Capital of all Receivable Interests on such day.

     "Receivable" means any indebtedness of any Person to any Originator (without giving effect to any transfer under the Initial Purchase Agreement or the Secondary Purchase Agreement) and any right of the Seller to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by the Originators, including the right to payment of any interest, fees or finance charges and other obligations of such Person with respect thereto; provided, that unless expressly stated otherwise, each Closing Date Receivable shall be a "Receivable" for purposes of this Agreement.

     "Receivable Interest" means, at any time, an undivided percentage ownership interest in (i) all then outstanding Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 2.03, (ii) all Related Security with respect to such Receivables, and (iii) all Collections with respect to, and other proceeds of, such Receivables. Such undivided percentage interest shall be computed as:

                                        C
                                       ---
                                       AC

                  where:

                    C    = the Capital of such  Receivable  Interest at the time
                           of computation.

                    AC   = the Aggregate Capital of all Receivable  Interests at
                           the time of computation.

Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 2.03.

     "Register" has the meaning specified in Section 10.03(c).

     "Related Security" means with respect to any Receivable:

          (i) all of the Seller's interest in any merchandise (including returned merchandise) relating to any sale giving rise to such Receivable;

          (ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements filed against an Obligor describing any collateral securing such Receivable;

          (iii) the Contract and all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise; and

          (iv) all contracts and all other documents, purchase orders, invoices, agreements, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

     "Required Notice Days" means with respect to any reduction of the Aggregate Capital pursuant to the provisions of Section 2.01(e), (i) two (2) Business Days in the case of a reduction of Aggregate Capital in an amount less than $10,000,000, and (ii) five (5) Business Days in the case of a reduction of Aggregate Capital in an amount equal to or greater than $20,000,000.

     "Reporting Date" has the meaning set forth in Section 6.02(g).

     "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived.

     "Required Reserves" means, on any day, an amount equal to the sum of (i) Aggregate Loss and Dilution Reserve on such date of calculation plus (ii) the Yield and Fee Reserve on such date of calculation.

     "Revolving Period" means the period beginning on the date of the initial purchase hereunder and terminating at the close of business on the Business Day immediately preceding the Facility Termination Date.

     "S&P" means Standard and Poor's, a division of The McGraw-Hill Companies, Inc.

     "Sales Tax" means, on any day, the aggregate amount of sales tax (if any) included in the Aggregate Outstanding Balance of all Receivables on such day.

     "SEC" means the Securities and Exchange Commission.

     "Secondary Purchase Agreement" means the Purchase and Contribution Agreement dated as of the date of this Agreement between the Parent, as seller and servicer, and the Seller, as purchaser, as the same may be amended, modified or restated from time to time.

     "Seller's Account" means the special account (ABA 101000695, Account Number 9871868869, Account Name: Fountain City Finance, LLC) of the Seller maintained at the office of UMB Bank, NA at 1010 Grand, Kansas City, MO 64106.

     "Servicer" means at any time the Person then authorized pursuant to Section
6.01 to administer and collect Receivables.

     "Servicer Default" means the occurrence of any of the following:

     (a) The Servicer (i) shall fail to perform or observe any term, covenant or agreement under this Agreement (other than as referred to in clause (ii), (iii), (iv) or (v) of this subsection (a)) and such failure shall remain unremedied for five (5) Business Days or (ii) shall fail to observe any term, covenant or agreement contained in the first sentence of Section 6.06(b) or (iii) shall fail to make when due any payment or deposit to be made by it under this Agreement with respect to Capital on the date due or (iv) shall fail to make when due any payment or deposit to be made by it under this Agreement other than with respect to Capital within one Business Day of the date due or (v) shall fail to deliver any Servicer Report when required and such failure shall remain unremedied for one Business Day; or

     (b) Any representation or warranty (unless such representation or warranty relates solely to one or more specific Receivables incorrectly characterized as Eligible Receivables and either (i) immediately following the removal of such Receivables from the Net Receivables Pool Balance, the Percentage Factor is not greater than the Maximum Percentage Factor or (ii) the Seller shall have made any required deemed Collection payment pursuant to Section 2.04(e) with respect to such Receivables) made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement or any other Transaction Document or any information or report delivered by the Servicer pursuant to this Agreement or any other Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; provided that if a breach of the representation and warranty set forth in
Section 4.02(i) shall occur, no Servicer Default shall occur if such breach of representation and warranty shall be cured (without any adverse impact on the Agent, the Investors or the Banks or the collectibility of the Receivables) within five (5) Business Days; or

     (c) The Servicer or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Servicer seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Servicer shall take any corporate or other action to authorize any of the actions set forth above in this clause (c); or

     (d) The Servicer shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $20,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable cure or grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable cure or grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof (other than with respect to "Convertible Senior Debentures" as defined in the Credit Agreement); or

     (e) In the reasonable judgment of the Agent, (i) there shall have occurred any event which would materially and adversely affect the ability of the Servicer to collect Receivables or otherwise perform its obligations under this Agreement and the other Transaction Documents or (ii) any provision of any Transaction Document applicable to the Servicer shall cease to be effective and valid and binding on the Servicer; or

     (f) One or more judgments for the payment of money in an aggregate amount in excess of $20,000,000 (except to the extent covered by insurance as to which the insurer has acknowledged such coverage in writing) shall be rendered against the Servicer or any of its Subsidiaries or any combination thereof, and the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or any action shall be taken by a judgment creditor to attach or levy upon any assets of the Servicer or any of its Subsidiaries to enforce any such judgment; or

     (g) The occurrence of any Event of Termination; or

     (h) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Servicer under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or (ii) the Servicer or any ERISA Affiliate fails to pay when due, after the expiration of any applicable cure or grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $20,000,000;

provided, however, that solely for the purposes of the foregoing, any reference to the Parent, the Originators or the Seller in the definitions of ERISA Affiliate, ERISA Event, Pension Plan or Multiemployer Plan shall mean and be deemed a reference to the Servicer.

     "Servicer Fee" has the meaning specified in Section 2.05(a).

     "Servicer Report" means a Monthly Report or a Weekly Report.

     "Servicer Fee Reserve" means, at any time, an amount equal to the product of (i) the Servicer Fee at such time, multiplied by (ii) a fraction, the numerator of which is the Days Sales Outstanding on such date of calculation, and the denominator of which is 360, multiplied by and (iii) the Aggregate Outstanding Balance of all Receivables on such date of calculation.

     "Settlement Date (Capital)" means the second Business Day following the date on which each Monthly Report or Weekly Report, as the case may be, is required to be delivered to the Agent hereunder or such other day as the Seller and the Agent may from time to time mutually agree; provided, however, that if the Facility Termination Date shall occur, the Settlement Date (Capital) shall be the date(s) selected by the Agent (it being understood that the Agent may select such Settlement Date (Capital) to occur as frequently as daily) or, in the absence of any such selection, the "Settlement Date (Capital)" shall be each Business Day.

     "Settlement Date (Yield and Fees)" means for any Receivable Interest the last day of each Fixed Period for such Receivable Interest or such other day as the Seller and the Agent may from time to time mutually agree; provided, however, that if Yield with respect to such Receivable Interest is computed by reference to the Investor Rate and the Capital of such Receivable Interest has not been reduced to zero on the last day of a Fixed Period for such Receivable Interest, the Settlement Date (Yield and Fees) for such Receivable Interest for such Fixed Period shall be the second Business Day after the last day of such Fixed Period.

     "Special Indemnified Amounts" has the meaning specified in Section 6.07.

     "Special Indemnified Party" has the meaning specified in Section 6.07.

     "Solvent" means, when used with respect to any Person, that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise," as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its abilities to pay such debts and liabilities as they mature. For purposes of this definition, (i) "debt" means liability on a "claim," and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Subsidiary" means any corporation or other entity of which securities having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Seller or an Originator, as the case may be, or by one or more Subsidiaries, or by the Seller or an Originator, as the case may be, and one or more Subsidiaries.

     "Taxes" has the meaning specified in Section 2.10(a).

     "Three-Month Loss Ratio" means, for any calendar month, the average of the Default Ratios for such calendar month and the two immediately preceding calendar months.

     "Transaction" means the transaction contemplated by this Agreement and the other Transaction Documents.

     "Transaction Document" means any of this Agreement, the Initial Purchase Agreement, the Secondary Purchase Agreement, the Deposit Account Control Agreements, the Fee Agreement, all amendments and waivers to any of the foregoing and all other agreements and documents delivered and/or related hereto or thereto.

     "Transfer Event" means the occurrence of any of the following events:

          (a) a Servicer Default; or

          (b) an event that but for notice or lapse of time or both would constitute a Servicer Default of the type described in clause (c) of the definition thereof; or

          (c) an Event of Termination or Incipient Event of Termination.

     "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

     "Unapplied Cash/Credit Memo Amount" means, on any day, the sum of (i) the aggregate amount of Collections on hand at such time for payment on account of any Eligible Receivables, which Collections have not been applied to the related Eligible Receivable because either the related Obligor or the Related Originator has not been identified as of such date, plus (ii) the Aggregate Outstanding Balance of all Receivables in respect of which any credit memo issued by the applicable Originator or the Seller is outstanding at such time to the extent deemed Collections have not been paid pursuant to Section 2.04(e).

     "Unbilled Receivable" means a Receivable that is not a Billed Receivable and with respect to which (i) there is a written payment obligation on behalf of the related Obligor to pay such Receivable, (ii) the applicable Originator has satisfied and fully performed all obligations with respect to such Receivable required to be fulfilled by it, and (iii) the applicable Originator has not generated and sent an invoice to the related Obligor.

     "Unearned Revenue Receivable" means, on any date, any Receivable with respect to which the related Contract has been executed by the related Obligor and an Originator, but under such Contract, no services have been provided/goods delivered by the Originator and no payment obligation has arisen for the Obligor.

     "Weekly Report" means a report in substantially the form of Annex A-2 hereto setting forth the calculation of the Net Receivables Pool Balance, the Percentage Factor and containing such additional information as the Agent may reasonably request from time to time, furnished by the Servicer pursuant to
Section 6.02(g)(ii).

     "Weekly Reporting Event" means the occurrence of either of the following events: (a) the Consolidated Leverage Ratio of the Parent as of the end of the first six months following the date hereof shall exceed 3.1 and as of the end of any fiscal quarter thereafter 3.0; or (b) the Consolidated Interest Coverage Ratio of the Parent as of the end of any fiscal quarter shall be less than 4.25; provided that each of the terms "Consolidated Leverage Ratio" and "Consolidated Interest Coverage Ratio", together with each of the capitalized terms used to define such terms, shall have the respective meanings specified in Annex F.

     "Yield" means for each Receivable Interest for each Fixed Period:

          (i) for each day during each Fixed Period to the extent each Investor will be funding its portion of such Receivable Interest through the issuance of Commercial Paper (directly or indirectly through a related commercial paper issuer),

                                   IR x C x ED
                                   -----------
                                       360

          (ii) for each day during such Fixed Period to the extent (x) an Investor will not be funding its portion of such Receivable Interest through the issuance of Commercial Paper (directly or indirectly through a related commercial paper issuer), or (y) a Bank will be funding its portion of such Receivable Interest,

                                   AR x C x ED
                                   -----------
                                       360

                  where:

                    AR   = the Alternate Rate for such  Receivable  Interest for
                           such Fixed Period

                    C    =  the   weighted   average  of  the  Capital  of  such
                           Receivable Interest during such Fixed Period

                    IR   = the Investor Rate for such portion of such Receivable
                           Interest for such Fixed Period (as determined by the Agent on or prior to the fifth Business Day of the calendar month next following such Fixed Period)

                    ED   = the actual  number of days elapsed  during such Fixed
                           Period

     provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable Law; and provided, further, that at all times after the declaration or automatic occurrence of the Facility Termination Date pursuant to Section 7.01, Yield for all Receivable Interests shall be the Default Rate; provided, however, that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

     "Yield and Fee Reserve" means, on any day, an amount equal to:

                               (YR) + (SFR) + AUYF

                  where:

                    YR   = the Yield Reserve on such date.

                    AUYF = accrued and unpaid  Yield,  Servicer  Fee and Fees on such date, for all Receivable Interests.

                    SFR  = the Servicer Fee Reserve on such date.

     Yield  Reserve:  means,  at any time, an amount equal to (a) the product of
(i) (A) 2.25 multiplied by (B) the Days Sales Outstanding as of such date of calculation, multiplied by (ii) the Default Rate in effect on such date of calculation, divided by (b) the product of (i) 360 multiplied by (ii) the Net Receivables Pool Balance as of such date of calculation.

     SECTION 1.02 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. References to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made) and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition and each Section, Schedule or Exhibit and all paragraphs, subsections, clauses or other subdivisions, respectively. For the avoidance of doubt, all Schedules and Exhibits hereto and all paragraphs, subsections, clauses or other subdivisions are incorporated by reference herein and made a part hereof.

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

     SECTION 2.01 Purchase Facility. (a) On the terms and conditions hereinafter set forth, each Investor may, in its sole discretion, and the Banks shall, ratably in accordance with their respective Bank Commitments, purchase Receivable Interests from the

Seller from time to time during the period from the date hereof to the Facility Termination Date (in the case of the Investors) and to the Commitment Termination Date (in the case of the Banks). Under no circumstances shall the Investors make any such purchase, or the Banks be obligated to make any such purchase, if after giving effect to such purchase (i) the Aggregate Capital of all Receivable Interests would exceed the Purchase Limit or (ii) the Percentage Factor would exceed the Maximum Percentage Factor.

     (b) The Seller may at any time upon at least five (5) Business Days' notice to the Agent, terminate the facility provided for in this Agreement in whole or reduce in part the unused portion of the Purchase Limit; provided that each partial reduction shall be in an amount of at least $1,000,000 or an integral multiple thereof.

     (c) Until the Agent gives the Seller the notice provided in Section 3.02(c)(iii), the Agent, on behalf of the Investors which own Receivable Interests, may have the Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 2.04 in additional undivided percentage interests in the Receivables by making an appropriate readjustment of such Receivable Interests. The Agent, on behalf of the Banks which own Receivable Interests, shall have the Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 2.04 in additional undivided percentage interests in the Receivables by making an appropriate readjustment of such Receivable Interests.

     (d) Notwithstanding any provision contained in this Agreement to the contrary, the Agent shall not, and shall not be obligated (whether on behalf of the Investors or the Banks), to pay any amount to the Seller as the purchase price of any Receivable Interest pursuant to subsection (c) above except to the extent of Collections related to such Receivable Interest are available to the Agent for distribution to the Seller in accordance with this Agreement. Any amount which the Agent (whether on behalf of the Investors or the Banks) does not pay pursuant to the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against, or corporate obligation of, the Agent for any such insufficiency unless and until such amount becomes available for distribution to the Seller under Section 2.04.

     (e) (i) The Seller may, on any Paydown Date, reduce all or any portion of the Aggregate Capital on such date (together with any accrued and unpaid Yield on such date on the Receivable Interests related thereto and, in connection with a reduction of all of the Aggregate Capital, together with all other Aggregate Unpaids). Any such reduction made pursuant to this Section 2.01(e)(i) shall be accomplished by payment from the Seller to the Agent, in reduction of the Aggregate Capital, of the Aggregate Paydown Amount (and, in connection with a reduction of all of the Aggregate Capital, together with all other Aggregate Unpaids); provided that the Aggregate Paydown Amount for such date shall be in an amount equal to at least $1,000,000 or an integral multiple thereof.

          (ii) If the Purchase Limit has been reduced to $125,000,000 as a result of the Parent's failure to enter into an Approved Replacement Financing prior to December 31, 2009, then the Seller shall pay to the Agent's Account on December 31, 2009 in immediately available funds the amount by which the Aggregate Capital on such date exceeds $125,000,000.

          (iii) In addition, during the Revolving Period, on each Settlement Date (Capital) following delivery of a Servicer Report which shows that (A) the Percentage Factor on the last day of the applicable reporting period was greater than the Maximum Percentage Factor, or (B) the Aggregate Capital of all Receivable Interests on such date exceeds the Purchase Limit, and on each Business Day thereafter until such condition no longer exists, the Servicer shall deposit into the Agent's Account Collections to pay down Aggregate Capital an amount necessary to (I) reduce the Percentage Factor so that the Percentage Factor is equal to or less than the Maximum Percentage Factor or (II) reduce the Aggregate Capital of all Receivable Interests so that the Aggregate Capital of all Receivable Interests is equal to or less than the Purchase Limit; provided that the aggregate amount deposited pursuant to this sentence with respect to any Servicer
     Report shall not exceed an amount such that, after giving effect to the application of such amount to the reduction of Aggregate Capital with respect to the Receivable Interests shown in that Servicer Report, the Percentage Factor is equal to the Maximum Percentage Factor.

          (iv) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with Section 2.06 to an account designated by the Agent, until otherwise notified by the Agent. All amounts paid or deposited under this Section 2.01(e) shall be applied by the Agent to reduce the Capital of the Receivable Interests as determined by the Agent. The Seller shall, to the extent permitted by Law, pay to the Agent, for the benefit of the Investors, upon demand, interest on all amounts not paid or deposited when due hereunder at a rate equal to the Default Rate. Any computations by the Agent of amounts payable by the Seller hereunder shall be binding upon the Seller absent manifest error.

     SECTION 2.02 Making Purchases. (a) Each incremental purchase by the Investors or the Banks shall be made on at least three (3) Business Days' notice from the Seller to the Agent; provided that no more than five (5) purchases shall be made in any one calendar month. Each such notice of an incremental purchase shall be in the form attached hereto as Annex G and shall specify (i) the amount requested to be paid to the Seller (such amount of the incremental purchase (which shall not be less than $5,000,000, being referred to herein as the initial "Capital" of the Receivable Interest then being purchased), and (ii) the date of such incremental purchase (which shall be a Business Day). The Agent shall promptly thereafter notify the Seller whether any or all of the Investors have determined to make such purchase and, if so, whether all of the terms specified by the Seller are acceptable to such Investors.

     If an Investor has determined not to make a proposed purchase, the Agent shall promptly send notice of the proposed purchase to all of the Banks concurrently by telecopier or other electronic means specifying the date of such purchase, each Bank's Percentage multiplied by the Capital of the Receivable Interest being purchased, whether the Yield for the Fixed Period for such Receivable Interest is calculated based on the Adjusted Eurodollar Rate (which may be selected only if such notice is given at least three (3) Business Days prior to the purchase date) or the Alternate Base Rate, and the duration of the Fixed Period for such Receivable Interest (which shall be one day if the Seller has not selected another period).

     (b) On the date of each such purchase of a Receivable Interest, the Investors or the Banks, as the case may be, shall, upon satisfaction of the applicable conditions set forth in

Article III, make available to the Seller in same day funds an amount equal to the initial Capital of such Receivable Interest, at the Seller's Account.

     (c) Effective on the date of each purchase pursuant to this Section 2.02 and each reinvestment pursuant to Section 2.04, the Seller hereby sells and assigns to the Agent, for the benefit of the parties making such purchase, an undivided percentage ownership interest, to the extent of the Receivable
Interest then being purchased, in each Receivable then existing and in the Related Security and Collections with respect thereto.

     (d) Notwithstanding the foregoing, a Bank shall not be obligated to make purchases under this Section 2.02 at any time in an amount which would exceed an amount equal to (i) such Bank's Bank Commitment divided by 1.02, less (ii) such Bank's ratable share of the Aggregate Capital of the Receivable Interests held by the Investors (whether or not any portion thereof has been assigned under the Asset Purchase Agreement), after giving effect to any reductions of the Aggregate Capital of the Receivable Interests held by the Investors to be made on the date of such purchase (whether from the distribution of Collections or from the proceeds of purchases by the Banks). Each Bank's obligation shall be several, such that the failure of any Bank to make available to the Seller any funds in connection with any purchase shall not relieve any other Bank of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Bank shall be responsible for the failure of any other Bank to make funds available in connection with any purchase.

     SECTION 2.03 Receivable Interest Computation. Each Receivable Interest shall be initially computed on its date of purchase. Thereafter until the Receivable Interest is equal to zero, such Receivable Interest shall be automatically recomputed (or deemed to be recomputed) on each day other than a Paydown Date. Any Receivable Interest, as computed (or deemed recomputed) as of the day immediately preceding the date on which the Receivable Interest is equal to zero, shall thereafter remain constant. Each Receivable Interest shall equal zero when Capital thereof and Yield thereon shall have been paid in full, and all Fees and other amounts owed by the Seller hereunder to the Investors, the Banks or the Agent are paid and the Servicer shall have received the accrued Servicer Fee thereon.

     SECTION 2.04 Settlement Procedures. (a) Collection of the Receivables shall be administered by the Servicer, in accordance with the terms of Article VI of this Agreement. The Seller shall provide to the Servicer (if other than the Seller) on a timely basis all information needed for such administration, including notice of any Paydown Date and current computations of each Receivable Interest.

     (b) The Servicer shall, on each day on which Collections of Receivables are received into a Deposit Account, with respect to each Receivable Interest:

          (i) set aside and hold in trust (and, at the request of the Agent, segregate) for the Investors or the Banks that hold such Receivable Interest, out of the percentage of such Collections represented by such Receivable Interest, an amount equal to the Yield, Fees and Servicer Fee accrued through such day for such Receivable Interest and not previously set aside;

          (ii) reinvest with the Seller on behalf of the Investors or the Banks that hold such Receivable Interest the percentage of such Collections represented by such Receivable Interest, to the extent representing a return of Capital, by recomputation of such Receivable Interest pursuant to
     Section 2.03; and

          (iii) during such times as amounts are required to be reinvested in accordance with subsection (ii) above, deposit in the Seller's Account any Collections in excess both of such amounts and of the amounts that are required to be set aside pursuant to subsection (i) above.

     (c) On each Settlement Date (Yield and Fees), the Servicer shall withdraw from the Deposit Account and deposit into the Agent's Account an amount equal to the Collections held for the Agent and/or the Investors or the Banks pursuant to
Section 2.04(b) that relate to the Receivable Interests owned by such Investors and Banks.

     (d) Upon receipt of funds deposited into the Agent's Account, the Agent shall distribute them as follows:

          (i) if such distribution occurs on a day that is not a Paydown Date, first to the Investors or the Banks that hold the relevant Receivable Interest and to the Agent in payment in full of all accrued Yield and Fees and then to the Servicer in payment in full of all accrued Servicer Fee; or

          (ii) if such distribution occurs on a Paydown Date, to the extent the Agent is then holding funds deposited pursuant to Section 2.04(c), to the Investors or the Banks that hold the relevant Receivable Interest in reduction of Capital and then in accordance with clause (iii) below; and

          (iii) if such distribution occurs on a Paydown Date, after any payments required in accordance with clause (ii) above, first to the Agent in payment of any amounts owed by the Seller to the Agent pursuant to
     Section 10.04(a) in connection with out-of-pocket costs and expenses incurred by the Agent, second to the Servicer (if the Servicer is not the Parent or an Affiliate of the Parent) in payment in full of all accrued Servicer Fees, third to the Investors or the Banks that hold the relevant Receivable Interest and to the Agent in payment in full of all accrued Yield, Fees and Liquidation Fees, fourth to such Investors or Banks in reduction to zero of all Capital, fifth to such Investors, Banks or the Agent in payment of any other amounts owed by the Seller hereunder which have not been paid pursuant to clauses first through fourth above, and sixth to the Servicer (if the Servicer is the Parent or an Affiliate of the Parent) in payment in full of all accrued Servicer Fees

     After the Capital, Yield, Fees, Liquidation Fees and Servicer Fee with respect to a Receivable Interest, and any other amounts payable by the Seller to the Investors, the Banks or the Agent hereunder or under any other Transaction Document have been paid in full, all additional Collections with respect to such Receivable Interest shall be paid to the Seller's Account.

     (e) For the purposes of this Section 2.04:

          (i) if on any day any Receivable becomes (in whole or in part) a Diluted Receivable, the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such Diluted Receivable;

          (ii) if on any day any of the representations or warranties contained in Section 4.01(h) is no longer true with respect to any Receivable, the Seller shall be deemed to have received on such day a Collection of such Receivable in full;

          (iii) except as provided in subsection (i) or (ii) of this Section 2.04(e), or as otherwise required by applicable Law or the relevant Contract, all Collections received from an Obligor of any Receivables shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables; and

          (iv) if and to the extent the Agent, the Investors or the Banks shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Agent, the Investors or the Banks, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

     (f) Within one Business Day after the end of each Fixed Period in respect of which Yield is computed by reference to the Investor Rate, the Agent shall furnish the Seller with an invoice setting forth the amount of the accrued and unpaid Yield and Fees for such Fixed Period with respect to the Receivable Interests held by the Investors and the Banks.

     SECTION 2.05 Fees. The Servicer shall be paid a fee (the "Servicer Fee") of 1.0% per annum on the average daily Aggregate Outstanding Balance of all Receivables, in accordance with Section 2.04(d), payable on each Settlement Date (Yield and Fees) for such Receivable Interest following purchase date of such Receivable Interest until the date on which the Capital for such Receivable Interest is reduced to zero. The Servicer Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in,
Section 2.04. Upon three (3) Business Days' prior written notice to the Agent, the Servicer (if the Servicer is not the Parent, an Originator, the Seller or its designee or an Affiliate of the Seller) may revise the percentage used to calculate the Servicer Fee, so long as use of the revised percentage will not result in a Servicer Fee that exceeds 110% of the reasonable costs and expenses of the Servicer incurred in connection with administering and collecting the Receivables; provided, however, that at any time after the Percentage Factor exceeds the Maximum Percentage Factor, any compensation to the Servicer in excess of the Servicer Fee initially provided for herein shall be an obligation of the Seller and shall not be payable, in whole or in part, from Collections allocated to the Investors. So long as the Parent is acting as the Servicer hereunder, amounts paid as the Servicer Fee pursuant to this Section 2.05(a) shall reduce, on a dollar-for-dollar basis, the obligation of the Seller to pay the "Servicer Fee" pursuant to Section 6.03 of the Secondary Purchase Agreement; provided that such obligation of the Seller shall in no event be reduced below zero.

     (b) The Seller shall pay to the Agent certain fees (collectively, the "Fees") in the amounts and on the dates set forth in a separate fee agreement to be dated as of May 21, 2009 between the Seller and the Agent, as the same may be amended or restated from time to time (the "Fee Agreement").

     SECTION 2.06 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder (including, but not limited to, amounts paid under Sections 2.01(b) and (c), shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in immediately available funds to the Agent's Account.

     (b) All computations of Yield, fees, and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

     SECTION 2.07 Dividing or Combining Receivable Interests. Either the Seller or the Agent may, following notice to the other party received at least three
(3) Business Days prior to the last day of any Fixed Period in the case of the Seller giving notice, or on or before the last day of such Fixed Period in the case of the Agent giving notice, either (i) divide any Receivable Interest into two or more Receivable Interests having, in aggregate, Capital equal to the Capital of such divided Receivable Interest immediately prior to such division, or (ii) combine any two or more Receivable Interests originating on such last day or having Fixed Periods ending on such last day into a single Receivable Interest having Capital equal to the aggregate of the Capital of such Receivable Interests immediately prior to such combination; provided, however, that no Receivable Interest owned by the Investors may be combined with a Receivable Interest owned by any Bank.

     SECTION 2.08 Increased Costs; Breakage Costs. If Bank of America, any Investor, any Bank, any entity which purchases or enters into a commitment to purchase Receivable Interests or interests therein, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any Law or any guideline or request from any Official Body (whether or not having the force of law) affects or would affect the amount of the capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Receivables or interests therein related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

     (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in
Section 2.09) in or in the interpretation of any Law or (ii) compliance with any guideline or request from any Official Body (whether or not having the force of law), there shall be any increase in the cost to any Investor or Bank of agreeing to purchase or purchasing, or maintaining the ownership of Receivable Interests in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate, then, upon demand by such Investor or Bank (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Investor or Bank (as a third-party beneficiary), from time to time as specified by such Investor or Bank, additional amounts sufficient to compensate such Investor or Bank for such increased costs. A certificate as to such amounts setting forth in reasonable detail the reason for charging such additional amounts submitted to the Seller and the Agent by such Investor or Bank shall be conclusive and binding for all purposes, absent manifest error.

     (c) The Seller shall pay the Agent for the account of the Investors and the Banks, as applicable, on demand, such amount or amounts as shall compensate the Investors and the Banks for any loss (including loss of profit), cost or expense incurred by the Investors and the Banks (as reasonably determined by the Agent) as a result of any reduction of any incremental purchase other than on the maturity date of the Commercial Paper (or other financing source) funding such incremental purchase, such compensation to be (i) limited to an amount equal to any loss or expense suffered by the Investors and the Banks during the period from the date of receipt of such repayment to (but excluding) the maturity date of such Commercial Paper (or other financing source) and (ii) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions of such incremental purchase. The determination by the Agent of the amount of any such loss or expense shall be set forth in a written notice to the Seller in reasonable detail and shall be conclusive, absent manifest error.

     SECTION 2.09 Additional Yield on Receivable Interests Bearing a Eurodollar Rate.

     (a) The Seller shall pay to any Investor or Bank, so long as such Investor or Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Capital of each Receivable Interest of such Investor or Bank during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) Adjusted Eurodollar Rate for such Fixed Period, payable on each date on which Yield is payable on such Receivable Interest. Such additional Yield shall be determined by such Investor or Bank and notice thereof given to the Seller through the Agent within thirty
(30) days after any Yield payment is made with respect to which such additional Yield is requested. A certificate as to such additional Yield setting forth in reasonable detail the calculation of such additional Yield submitted to the Seller and the Agent by such Investor or Bank shall be conclusive and binding for all purposes, absent manifest error.

     (b) If the Agent is unable to obtain on a timely basis the information necessary to determine the Adjusted Eurodollar Rate for any Fixed Period, then

          (i) the Agent shall forthwith notify the Investor, the Banks and the Seller that the Adjusted Eurodollar Rate cannot be determined for such Fixed Period, and

          (ii) while such circumstances exist, the Investor, the Banks and the Agent shall not allocate or reallocate any Receivable Interest to a Fixed Period with respect to which Yield is calculated by reference to the Adjusted Eurodollar Rate.

     (c) If, with respect to any outstanding Fixed Period, any Investor or any Bank is unable to obtain matching deposits in the London interbank market to fund its purchase or maintenance of such Receivable Interest or the Adjusted Eurodollar Rate applicable to such Receivable Interest will not adequately reflect the cost to the Person of funding or maintaining such Receivable Interest for such Fixed Period, then (A) the Agent shall forthwith so notify the Investors, the Banks and the Seller and (B) upon such notice and thereafter while such circumstances exist the Investors, the Banks and the Agent shall not allocate or reallocate any Receivable Interest to a Fixed Period with respect to which Yield is calculated by reference to the Adjusted Eurodollar Rate and all Receivable Interests that have been allocated to a Fixed Period to which the Adjusted Eurodollar Rate applies shall be automatically allocated to a new Fixed Period to which the Alternate Base Rate applies and the Fixed Period to which such Adjusted Eurodollar Rate applied terminated on such day.

     (d) Notwithstanding any other provision of this Agreement, if any Investor or any Bank, as applicable, shall notify the Agent that such Person has determined (or has been notified by any Program Support Provider) that the introduction of or any change in or in the interpretation of any Law makes it unlawful (for any Investor, the Banks, or such Program Support Provider, as applicable), or any central bank or other Official Body asserts that it is unlawful, for the Investors, the Banks or such Program Support Provider, as applicable, to fund the purchases or maintenance of any Receivable Interest accruing Yield calculated by reference to the Adjusted Eurodollar Rate, then (A) as of the effective date of such notice from such Person to the Agent, the obligation or ability of the Investors or the Banks, as applicable, to fund the making or maintenance of any Receivable Interest accruing Yield calculated by reference to the Adjusted Eurodollar Rate shall be suspended until such Person notifies the Agent that the circumstances causing such suspension no longer exist and (B) each Receivable Interest made or maintained by such Person accruing Yield calculated by reference to the Adjusted Eurodollar Rate shall be deemed to accrue Yield at the Alternate Base Rate from the effective date of such notice until the end of such Fixed Period.

     SECTION 2.10 Taxes. Any and all payments and deposits required to be made hereunder or under any other Transaction Document by the Servicer or the Seller shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding net income taxes that are imposed on an Affected Person by the United States and franchise taxes and net income taxes that are imposed on an Affected Person by the state or foreign jurisdiction under the laws of which such Affected Person is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Seller or the Servicer shall be required by Law to deduct any Taxes from or in respect of any sum payable hereunder or under any Transaction Document to any Affected Person, (i) the Seller shall make an additional payment to such

Affected Person, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), such Affected Person receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Seller or the Servicer, as the case may be, shall make such deductions and (iii) the Seller or the Servicer, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law. Within thirty (30) days after the date of any such payment of Taxes, the Seller or the Servicer, as the case may be, will furnish to such Affected Person the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Seller agrees to pay any present or future stamp. recordation, or other documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under any other Transaction Document or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or any other Transaction Document (hereinafter referred to as "Other Taxes").

     (c) The Seller will indemnify each Affected Person for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by such Affected Person and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date the Affected Person makes written demand therefor (and a copy of such demand shall be delivered to the Agent). A certificate as to the amount of such indemnification submitted to the Seller and the Agent by such Affected Person, setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.

     (d) Each Affected Person which is organized outside the United States and which is entitled to an exemption from, or reduction of, withholding tax under the Laws of the United States as in effect on the date hereof (or, in the case of any Person which becomes an Affected Person after the date hereof, on the date on which it so becomes an Affected Person with respect to any payments under this Agreement) shall, on or prior to the date hereof (or, in the case of any Person who becomes an Affected Person after the date hereof, on or prior to the date on which it so becomes an Affected Person), and to the extent legally entitled to do so, deliver to the Seller such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form W-8BEN, Form W-8ECI, Form W8-IMY (and appropriate attachment) and any other certificate or statement of exemption required by applicable Treasury Regulations, properly completed and duly executed by such Affected Person. Each such Affected Person shall from time to time thereafter, upon written request from the Seller (such request to be accompanied by a reasonable explanation of the requirement and a form of the certificate, document or other evidence to be delivered), deliver to the Seller any new certificates, documents or other evidence as described in the preceding sentence as will permit payments under this Agreement to be made without withholding or at a reduced rate (but only so long as such Affected Person is legally entitled to do so).

     (e) The Seller shall not be required to pay any amounts to any Affected Person in respect of Taxes and Other Taxes pursuant to paragraphs (a), (b) and
(c) above if the
obligation to pay such amounts is attributable to the failure by such Affected Person to comply with the provisions of paragraph (d) above (except if such failure is caused by Seller's failure to comply with its obligations under this
Section 2.10) and should an Affected Person become subject to Taxes because of Seller's failure to deliver a form required hereunder, the Seller shall take such steps as such Affected Person shall reasonably request to assist such Affected Person to recover such Taxes.

     (f) Nothing contained in this Section 2.10 shall require an Affected Person to make available any of its tax returns or any other information relating to its taxes which such Person deems to be confidential.

     SECTION 2.11 Security Interest. To secure the performance by the Seller of all the terms, covenants and agreements on the part of the Seller (whether as Seller or otherwise) to be performed under this Agreement or any document delivered in connection with this Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Seller hereunder or thereunder, whether for indemnification payments, Yield, Capital, Liquidation Fee, Fees, expenses or otherwise (all of the foregoing, collectively, the "Obligations"), the Seller hereby assigns to the Agent for its benefit and the ratable benefit of the Investors and the Banks, and hereby grants to the Agent for its benefit and the ratable benefit of the Investors and the Banks, a security interest in, all of the Seller's right, title and interest in and to the following (collectively, the "Collateral"): (A) the Secondary Purchase Agreement, including, without limitation, (i) all rights of the Seller to receive moneys due or to become due under or pursuant to the Secondary Purchase Agreement, (ii) all security interests and property subject thereto from time to time purporting to secure payment of monies due or to become due under or pursuant to the Secondary Purchase Agreement, (iii) all rights of the Seller to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Secondary Purchase Agreement, (iv) claims of the Seller for damages arising out of or for breach of or default under the Secondary Purchase Agreement, and (v) the right of the Seller to compel performance and otherwise exercise all remedies thereunder; (B) the Initial Purchase Agreement, including, without limitation, (i) all rights of the purchaser thereunder (which rights have been pledged or assigned to the Seller pursuant to the Secondary Purchase Agreement) to receive moneys due or to become due under or pursuant to the Initial Purchase Agreement, (ii) all security interests and property subject thereto from time to time purporting to secure payment of monies due or to become due under or pursuant to the Initial Purchase Agreement (which interests of purchaser thereunder have been pledged or assigned to the Seller pursuant to the Secondary Purchase Agreement), (iii) all rights of the purchaser thereunder to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Initial Purchase Agreement (which rights of the purchaser thereunder have been pledged or assigned to the Seller pursuant to the Secondary Purchase Agreement), (iv) claims of the purchaser thereunder for damages arising out of or for breach of or default under the Initial Purchase Agreement (which claims and rights of the purchaser thereunder have been pledged or assigned to the Seller pursuant to the Secondary Purchase Agreement), and (v) the right of the Seller to compel performance and otherwise exercise all remedies thereunder (which rights of the purchaser thereunder have been pledged or assigned to the Seller pursuant to the Secondary Purchase Agreement); (C) all Receivables, whether now owned and existing or hereafter acquired or arising, the Related Security with respect thereto and the Collections and all other assets, including, without limitation, accounts, chattel paper, instruments and general intangibles (as those terms are defined in the UCC), including undivided interests in any of the foregoing; (D) the Lock-Boxes and Deposit Accounts and the funds deposited in such accounts; and (E) to the extent not included in the foregoing, all proceeds of any and all of the foregoing.

     SECTION 2.12 Sharing of Payments. If any Investor or any Bank (for purposes of this Section 2.12 only, referred to as a "Recipient") shall obtain payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Capital of, or Yield on, any Receivable Interest or portion thereof owned by it in excess of its ratable share of payments made on account of the Capital of, or Yield on, all of the Receivable Interests owned by the Investors and the Banks (other than as a result of different methods for calculating Yield), such Recipient shall forthwith purchase from the Investors or the Banks which received less than their ratable share participations in the Receivable Interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Recipient, such purchase from each such other
Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person's ratable share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

     SECTION 2.13 Right of Setoff. Without in any way limiting the provisions of
Section 2.12, the Agent and each Investor and each Bank is hereby authorized (in addition to any other rights it may have) at any time after the occurrence and during the continuance of an Event of Termination or an Incipient Event of Termination to set-off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Agent or such Investor or such Bank to, or for the account of, the Seller, the Servicer or any Originator against any amount owing by the Seller, the Servicer or any Originator, as the case may be, to such Person or to the Agent on behalf of such Person (even if contingent or unmatured).

                                  ARTICLE III

                             CONDITIONS OF PURCHASES

     SECTION 3.01 Conditions Precedent to Initial Purchase. The initial purchase of a Receivable Interest under this Agreement is subject to the conditions precedent that the Agent shall have received on or before the date of such purchase the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

     (a) Certified copies of the resolutions (or similar authorization, if not a corporation) of the Board of Directors (or similar governing body or Persons, if not a corporation) of the Seller and the Originators approving this Agreement, the Secondary Purchase Agreement, the Initial Purchase Agreement and any other Transaction Documents to which it is a party and certified copies of all documents evidencing other necessary corporate or limited liability company action, as the case may be, and governmental approvals, if any, with respect to this Agreement, the Secondary Purchase Agreement, the Initial Purchase Agreement and any such other Transaction Documents.

     (b) A certificate of the Secretary or Assistant Secretary of the Seller and the Originators certifying the names and true signatures of the officers of the Seller and the Originators authorized to sign this Agreement, the Secondary Purchase Agreement, the Initial Purchase Agreement and the other documents to be delivered by it hereunder and thereunder.

     (c) Acknowledgment copies (or other evidence of filing satisfactory to the Agent) of proper financing statements and financing statement amendments or terminations, as applicable, duly filed on or before the date of such initial purchase under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership and security interests contemplated by this Agreement, the Secondary Purchase Agreement and the Initial Purchase Agreement.

     (d) Acknowledgment copies (or other evidence of filing satisfactory to the Agent) of proper financing statements and financing statements amendments or terminations, as applicable, necessary to release or assign all security interests and other rights of any Person in (i) the Receivables, Contracts or Related Security previously granted by the Seller or the Originators and (ii) the collateral security referred to in Section 2.11 previously granted by the Seller.

     (e) Completed requests for information, dated on or before the date of such initial purchase, listing all effective financing statements filed in the jurisdictions referred to in subsection (c) above and in any other jurisdiction reasonably requested by the Agent that name the Seller or any Originator as debtor, together with copies of such financing statements (none of which shall cover any Receivables, Contracts, Related Security or the collateral security referred to in Section 2.11).

     (f) Duly executed copies of all Deposit Account Control Agreements and all necessary amendments thereto.

     (g) Favorable opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Seller and the Originators, and of Randall D. Young, General Counsel of the Parent, substantially in the form of Annex C hereto and as to such other matters as the Agent may reasonably request.

     (h) A duly executed copy of the Fee Agreement.

     (i) [Reserved.]

     (j) A duly executed copy of the (i) Initial Purchase Agreement and (ii) the Secondary Purchase Agreement.

     (k) A copy of the by-laws, the limited liability company agreement, operating agreement or regulations (as applicable), and any amendments thereto, of the Seller and each of the Originators, certified by the Secretary or Assistant Secretary of the Seller or such Originator, as the case may be.

     (l) A copy of the certificate or articles of incorporation or the certificate of formation, as applicable, and any amendments thereto, of the Seller and each Originator, certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and a certificate as to the good standing of the Seller and each Originator from such Secretary of State or other official, dated as of a recent date.

     (m) The pro  forma  balance  sheet of the  Seller  referred  to in  Section
4.01(e).

     (n) Evidence of the termination of the existing receivables securitization facility and assignment of all Liens related thereto in form and substance acceptable to the Agent in its sole discretion.

     (o) Payment of the Commitment Fee and the Rating Agency Fee, as set forth in the Fee Agreement.

     (p) Payment of all other related costs and expenses (including costs and expenses related to the Audit described in clause (q) below and all reasonable attorney's fees and costs) incurred by the Agent, the Investors and/or the Banks as of the date hereof.

     (q) Satisfactory results of a review and audit of the Originator's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts, including satisfactory results of a review of the Originator's operating location(s) and satisfactory review and approval of the Eligible Receivables in existence on the date of the initial purchase under the First Tier Agreement and Second Tier Agreement and a written outside audit report as to such matters of a nationally recognized independent audit and consulting firm with in the scope of the agreed upon procedures set forth in Annex I.

     (r) A Monthly Report as of April 30, 2009 after giving effect to the initial purchase of Receivable Interests by the Investors and the Banks, as applicable, hereunder.

     (s) Such other approvals, opinions or documents as the Agent may reasonably request.

     SECTION 3.02 Conditions Precedent to All Purchases and Reinvestments. Each purchase (including the initial purchase) and each reinvestment shall be subject to the further conditions precedent that (a) in the case of each purchase, the Servicer shall have delivered to the Agent at least one Business Day prior to such purchase, in form and substance satisfactory to the Agent, a completed Servicer Report covering the most recently ended reporting period for which a Servicer Report is required to be delivered pursuant to Section 6.02(g) and demonstrating that, after giving effect to such purchase, no Event of Termination or Incipient Event of Termination under Section 7.01(e) would occur,
(b) in the case of each reinvestment, the Servicer shall have delivered to the Agent on or prior to the date of such reinvestment, in form and substance satisfactory to the Agent, a completed Servicer Report covering the most recently ended reporting period for which a Servicer Report is required to be delivered pursuant to Section 6.02(g), (c) on the date of such purchase or reinvestment the following statements shall be true, except that the statement in clause (iii) below is required to be true only if such purchase or reinvestment is by an Investor (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller, the Servicer and the Parent (each as to itself) that such statements are then true):

          (i) The  representations  and  warranties  contained in Sections 4.01,
     4.02 and 4.03 are correct on and as of the date of such purchase or reinvestment as though made on and as of such date;

          (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes an Event of Termination or an Incipient Event of Termination;

          (iii) The Agent shall not have given the Seller at least one Business Day's notice that the Investors have terminated the reinvestment of Collections in Receivable Interests;

          (iv) No Originator (other than the Parent) shall have stopped selling or contributing to the Parent, pursuant to the Initial Purchase Agreement, all Receivables originated by it and arising on or prior to such date; and

          (v) The Parent shall not have stopped selling or contributing to the Seller, pursuant to the Secondary Purchase Agreement, all Receivables originated by it and arising on or prior to such date or transferred to it by another Originator pursuant to the Initial Purchase Agreement on or prior to such date;

          (vi) The Non-Lockbox Receivable Ratio does not exceed 5%; and

     (d) The Agent shall have received such other approvals, opinions or documents as it may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01 Representations and Warranties of the Seller. The Seller hereby represents and warrants as follows:

     (a) The Seller (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction set forth in
Schedule IV hereto (as such Schedule IV may be amended from time to time pursuant to Section 5.01(b)) and (ii) is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified.

     (b) The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party and the other documents to be delivered by it hereunder, including the Seller's use of the proceeds of purchases and reinvestments, (i) are within the Seller's limited liability company powers, (ii) have been duly authorized by all necessary limited liability company action, (iii) do not contravene (1) the Seller's certificate of formation or limited liability company agreement, (2) any Law applicable to the Seller, (3) any contractual restriction binding on or affecting the Seller or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the interest created pursuant to this Agreement). Each of the Transaction Documents to which the Seller is a party has been duly executed and delivered by the Seller.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Transaction Documents to which it is a party or any other document to be delivered thereunder, except for the filing of UCC financing statements which are referred to therein.

     (d) Each of the Transaction Documents to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

     (e) The pro forma balance sheet of the Seller as of March 31, 2009 giving effect to the initial purchase to be made under this Agreement, a copy of which has been furnished to the Agent, fairly presents the financial condition of the Seller as at such date, in accordance with GAAP, and since May 15, 2009 there has been no material adverse change in the business, operations, property, prospects or financial or other condition of the Seller.

     (f) The Seller is not in violation of any order of any Official Body. There is no pending or threatened action, investigation or proceeding affecting the Seller before any Official Body which may materially adversely affect the financial condition or operations of the Seller or the ability of the Seller to perform its obligations under the Transaction Documents, or which purports to affect the legality, validity or enforceability of any Transaction Documents.

     (g) No proceeds of any purchase or reinvestment will be used (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or
(iii) for the purpose, whether immediate, incidental or ultimate, that violates applicable Law, including Regulation U or X issued by the Board of Governors of the Federal Reserve System of the United States.

     (h) Immediately prior to the purchase by the Investors or the Banks, as the case may be, the Seller is the legal and beneficial owner of the Receivables and Related Security free and clear of any Adverse Claim; the Agent, on behalf of the Investors and the Banks, as the case may be, shall acquire on the Effective Date and thereafter shall continue to have a valid and perfected first priority security interest in each Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto free and clear of any Adverse Claim (other than any Adverse Claim arising under the Transaction Documents). No effective financing statement or other instrument similar in effect covering any Contract or any Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Agent relating to this Agreement, those filed by the Seller pursuant to the Secondary Purchase Agreement, and those filed by the Parent pursuant to the Initial Purchase Agreement. Each Receivable characterized in any Servicer Report or other written statement made by or on behalf of the Seller as an Eligible Receivable or as included in the Net Receivables Pool Balance is, as of the date of such Servicer Report or other statement, an Eligible Receivable or properly included in the Net Receivables Pool Balance.

     (i) Each Servicer Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Seller to the Agent, the Investors or the Banks in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, Investors or the Banks, as the case may be, at such time) as of the date so furnished, or, as applicable, as of a date certain specified in such report, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (j) The principal place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Receivables are located at the address or addresses referred to in Section 5.01(b). The Seller is located in the jurisdiction of organization set forth in
Schedule IV hereto for purposes of Section 9-307 of the UCC as in effect in the State of New York; and the office in the jurisdiction of organization of the Seller in which a UCC financing statement is required to be filed in order to perfect the security interest granted by the Seller hereunder is set forth in
Schedule IV hereto (in each case as such Schedule IV may be amended from time to time pursuant to Section 5.01(b)).

     (k) The names and addresses of all the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and Deposit Accounts of the Seller at such Deposit Banks, are as specified in Schedule I hereto, as such
Schedule I may be amended from time to time pursuant to Section 5.01(g). The Lock-Boxes and Deposit Accounts are the only post office boxes and accounts into which Collections of Receivables are deposited or remitted. The Seller has delivered to the Agent a fully executed Deposit Account Control Agreement with respect to each Deposit Account and any associated Lock-Boxes. On the Closing Date, all Obligors (other than Obligors related to the Argus Receivables) have been instructed to make payment to a Lock-Box and Deposit Account; provided that the name for such Deposit Account as included in such instruction shall have been "Fountainview Finance, LLC". On any date occurring on or after the thirtieth (30th) day after the Closing Date, all Obligors have been instructed to make payment to a Deposit Account held in the name of "Fountain City Finance, LLC" or have received updated instructions, as necessary, indicating that the name for the Deposit Account has changed to "Fountain City Finance, LLC". Only Collections are deposited into the Deposit Accounts.

     (l) The Seller is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act.

     (m) The Seller is not known by and does not use any tradename or doing-business-as name.

     (n) The Seller was formed on May 15, 2009, and the Seller did not engage in any business activities other than those permitted under its governing documents prior to the date of this Agreement. The Seller has no Subsidiaries.

     (o) On the date of each purchase hereunder by the Investors or the Banks, the Seller is Solvent before and will be Solvent after giving effect to such purchase.

     (p) With respect to each Receivable, the Seller (i) shall have received such Receivable as a contribution to the capital of the Seller by the Parent or
(ii) shall have purchased such Receivable from the Parent in exchange for payment (made by the Seller to the Parent in accordance with the provisions of the Secondary Purchase Agreement) of cash in an amount which constitutes fair consideration and reasonably equivalent value. Each such sale referred to in clause (ii) of the preceding sentence shall not have been made for or on account of an antecedent debt owed by the Parent to the Seller.

     (q) The Seller has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all other material state and local tax returns and
(iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with GAAP).

     (r) No event has occurred and is continuing and no condition exists, or would result from any incremental purchase or application of proceeds therefrom, which constitutes an Event of Termination or an Incipient Event of Termination.

     (s) No transaction contemplated hereby or by the Secondary Purchase Agreement requires compliance with any bulk sales act or similar Law.

     (s) Since May 24, 2007, there have been no material changes in the Credit and Collection Policy other than in accordance with this Agreement. It has at all times complied with the Credit and Collection Policy in all material respects with regard to each Receivable.

     (t) Each employee benefit plan sponsored, maintained or contributed to by the Seller or any ERISA Affiliate which plan is tax qualified under Section 401(a) of the Code is in compliance in all respects with the applicable provisions of ERISA, the Code and any regulations and published interpretations thereunder or, if not, any such non-compliance does not have a Material Adverse Effect. Neither the Seller nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability to the Pension Benefit Guaranty Corporation under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) that would have a Material Adverse Effect. Neither the Seller nor any ERISA Affiliate sponsors, maintains, makes contributions to, is obligated to make contributions to, or, during the preceding six (6) plan years, has made or been obligated to make contributions to, a Multiemployer Plan.

     (u) The Seller has at all times complied with the covenants and obligations set forth in its governing documents and herein (including but not limited to Section 4.02).

     (v) (i) The transactions contemplated by the Transaction Documents constitute a "Permitted Securitization Transaction" (as defined in the Credit Agreement), and are not prohibited by the Credit Agreement or by any provision of the documentation related to any Approved Replacement Facility, in each case as may be in effect on each date as of which this representation is made and
(ii) it has not entered into any transactions which are prohibited by the Credit Agreement or by the documentation related to any Approved Replacement Facility, as the case may be, as in effect on each date as of which this representation is made.

     (w) Each of the representations and warranties made by the Seller contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Investors and the Banks as if the same were set forth in full herein.

     SECTION 4.02 Representations and Warranties of the Servicer. The Servicer hereby represents and warrants as follows:

     (a) The Servicer (i) is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, (ii) has all corporate power and, unless the failure to do so would not have a Material Adverse Effect, has all licenses, authorizations, consents and approvals of all Official Bodies required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted, and (iii) is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified unless the failure to so qualify would not have a Material Adverse Effect.

     (b) The execution, delivery and performance by the Servicer of this Agreement and any other documents to be delivered by it hereunder (i) are within the Servicer's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Servicer's charter or by-laws,
(2) any Law applicable to the Servicer, (3) any contractual restriction binding on or affecting the Servicer or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties. This Agreement has been duly executed and delivered by the Servicer.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Servicer of this Agreement or any other document to be delivered by it hereunder.

     (d) This Agreement constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

     (e) The principal place of business and chief executive office of the Servicer and the office where the Servicer keeps its records concerning the Receivables are located at the address or addresses referred to in Schedule III.

     (f) The Servicer is not in violation of any order of any Official Body. There is no pending or threatened action, investigation or proceeding affecting the Servicer or any of its Subsidiaries before any Official Body which could reasonably be expected to result in a Material Adverse Effect.

     (g) Each Receivable characterized in any Servicer Report as an Eligible Receivable or as included in the Net Receivables Pool Balance is, as of the last day of the reporting period covered by such Servicer Report, an Eligible Receivable or properly included in the Net Receivables Pool Balance.

     (h) Each Servicer Report (if prepared by the Servicer or one of its Affiliates, or to the extent that information contained therein is supplied by the Servicer or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Servicer to the Agent, the Investors or the Banks in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, Investors or the Banks, as the case may be, at such time) as of the date so furnished, or, as applicable, as of a date certain specified in such report, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     (i) The Servicer has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all other material state and local tax returns and
(iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with GAAP).

     (j) No event has occurred and is continuing and no condition exists, or would result from an incremental purchase in respect of the Receivable Interest, or from the application of the proceeds therefrom, which constitutes a Servicer Default.

     (k) The Servicer is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act.

     (l) The Servicer will promptly notify the Agent of any amendment, modification or supplement to the Credit Agreement and, following the execution thereof any similar agreements with respect to any Approved Replacement Financing.

     (m) Each of the representations and warranties made by the Servicer contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Investors and the Banks as if the same were set forth in full herein.

     SECTION 4.03 Representations and Warranties of the Parent. The Parent hereby represents and warrants as follows:

     (a) For purposes of Section 9-307 of the UCC as in effect in the State of New York, each Originator is located in the jurisdiction of its respective organization set forth in Schedule IV hereto; and the office in the jurisdiction of organization of each Originator in which a financing statement is required to be filed in order to perfect the security interest granted by such Originator (other than the Parent) under the Initial Purchase Agreement and the Parent under the Secondary Purchase Agreement is set forth in Schedule IV hereto. The principal place of business and chief executive office of each Originator and the office where each Originator keeps its records concerning the Receivables are located (and have been located for the five years prior to the date of this Agreement) at the address or addresses set forth in Schedule IV hereto. No Originator has changed its name during the five years prior to the date of this Agreement, except as set forth in Schedule IV hereto.

     (b) On the date of each purchase or reinvestment, (i) Parent shall have sold or contributed to Seller all Receivables owned by Parent, whether generated by Parent or acquired by Parent from another Originator pursuant to the Initial Purchase Agreement, and (ii) each Originator shall have sold to Parent all Receivables owned by such Originator.

     (c) With respect to each Receivable purchased by Seller from Parent or acquired by Seller from Parent as a contribution to the capital of the Seller, in each case, pursuant to the Secondary Purchase Agreement, the Parent shall have (i) generated such Receivable itself or (ii) purchased such Receivable from the Originator thereof (or, in the case of the Closing Date Receivables, from Fountainview) in exchange for payment (made by the Parent to such Originator in accordance with the provisions of the Initial Purchase Agreement and, with respect to the Closing Date Receivables, made by the Parent to Fountainview in accordance with the Bill of Sale) of cash or a return of capital in an amount which constitutes fair consideration and reasonably equivalent value. Each such sale referred to in clause (ii) of the preceding sentence shall not have been made for or on account of an antecedent debt owed by such Originator to the Parent.

     (d) (i) The balance sheets of the Parent and its Subsidiaries as at the later of (A) December 31, 2008, and (I) the date of the most recent audited annual financial statements of the Parent delivered pursuant to Section 5.01(l)(ii), in each case, together with the related statements of income and retained earnings of the Parent and its Subsidiaries for the fiscal year then ended, copies of which have been furnished to the Agent, fairly present the financial condition of the Parent and its Subsidiaries as at such date and the results of the operations of the Parent and its Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, and (B) since such date there has been no material adverse change in the business, operations, property, prospects or financial or other condition of the Parent; it being understood that a breach of this clause (B) shall occur if the audited annual financial statements for any year shall show such a material adverse change from the audited annual financial statements for the immediately prior year.

     (e) Each of the representations and warranties made by the Parent contained in the Transaction Documents (other than this Agreement) is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Investors and the Banks as if the same were set forth in full herein.

                                    ARTICLE V

                                    COVENANTS

     SECTION 5.01 Covenants of the Seller. Until the latest of the Facility Termination Date or the date on which all Obligations are paid in full:

     (a) Compliance with Laws, Etc. The Seller will comply in all material respects with all applicable Laws and preserve and maintain its limited liability company existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such rights, franchises, qualifications, and privileges would not impair the collectibility of the Receivables or the ability of the Seller to perform its obligations under the Transaction Documents.

     (b) Offices, Records, Name and Organization. The Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables at the address of the Seller set forth on Schedule III hereto or, upon thirty (30) days' prior written notice to the Agent, at any other locations within the United States. The Seller will not change its name or its state of organization, unless (i) the Seller shall have provided the Agent with at least thirty (30) days' prior written notice thereof, together with an updated Schedule IV, and (ii) no later than the effective date of such change, all actions, documents and agreements reasonably requested by the Agent to protect and perfect the Agent's interest in the Receivables, the Related Security and the other assets of the Seller in which a security interest is granted hereunder have been taken and completed. Upon confirmation by the Agent to the Seller of the Agent's receipt of any such notice (together with an updated Schedule IV) and the completion or receipt of the actions, agreements and documents referred to in clause (ii) of the preceding sentence, Schedule IV hereto shall, without further action by any party, be deemed to be amended and replaced by the updated Schedule IV accompanying such notice. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).

     (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Seller will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and each related Contract.

     (d) Sales, Liens, Etc. Except for the ownership and security interests created hereunder in favor of the Agent, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Collateral, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

     (e) Extension or Amendment of Receivables. Except as provided in Section 6.02(c), the Seller will not (and will not permit the Servicer or any Originator to) extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

     (f) Change in Business and Credit and Collection Policy. The Seller will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, impair the collectibility of the Receivables or the ability of the Seller to perform its obligations under this Agreement.

     (g) Change in Payment Instructions to Obligors. The Seller will not add or terminate any bank, post office box or bank account as a Deposit Bank, Lock-Box or Deposit Account from those listed in Schedule I hereto, or make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be made to any Lock-Box or Deposit Account, unless the Agent shall have received prior notice of such addition, termination or change (including an updated Schedule I) and a fully executed Deposit Account Control Agreement with each new Deposit Bank or with respect to each new Lock-Box or Deposit Account. Upon confirmation by the Agent to the Seller of the Agent's receipt of any such notice and the related documents, Schedule I hereto shall, without further action by any party, be deemed to be amended and replaced by the updated
Schedule I accompanying such notice.

     (h) Deposits to Lock-Boxes and Deposit Accounts. The Seller will (or will cause the Servicer or the Originators to) instruct all Obligors to remit all their payments in respect of Receivables to Lock-Boxes or Deposit Accounts. If the Seller shall receive any Collections directly, it shall immediately (and in any event within two Business Days) deposit the same to a Lock-Box or Deposit Account. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box or Deposit Account cash or cash proceeds other than Collections of Receivables. Each Deposit Account shall at all times be subject to a Deposit Account Control Agreement.

     (i) Amendment to Initial Purchase or Secondary Purchase Agreement. The Seller will not and will not permit the Parent or any Originator to amend, modify, or supplement the Initial Purchase Agreement or the Secondary Purchase Agreement or waive any provision thereof, in each case except with the prior written consent of the Agent.

     (j) Marking of Records. At its expense, the Seller will mark its master data processing records evidencing Receivables with a legend or similar notation evidencing that Receivable Interests related to such Receivables have been sold in accordance with this Agreement.

     (k) Further Assurances. (i) The Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all



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


further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased under this Agreement, or to enable the Investors, the Banks or the Agent to exercise and enforce their respective rights and remedies under this Agreement.

          (ii) The Seller authorizes the Agent to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Receivables and the Related Security and the Collections with respect thereto, which financing statements may describe the collateral covered thereby as "all assets of the Seller," "all personal property of the Seller" or words of similar effect.

     (l) Reporting Requirements. The Seller maintains a system of accounting established and administered in accordance with GAAP and will provide to the Agent (in multiple copies, if requested by the Agent) the following:

          (i) as soon as available, but in any event within the earlier of (i) the 60th day after the end of each of the first three fiscal quarters of each fiscal year of the Parent and (ii) the day that is five (5) Business Days after the date the Parent's quarterly report on Form 10-Q is required to be filed with the SEC (including any extensions of such date granted by the SEC or automatically effective upon the filing of a notice with the
     SEC), a balance sheet of the Parent and its Subsidiaries as of the end of such quarter and a statement of income and retained earnings of the Parent and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter prepared in accordance with GAAP, certified by a Compliance Certificate signed by the chief financial officer of the Parent;

          (ii) as soon as available, but in any event within the earlier of (i) the 105th day after the end of each fiscal year of the Parent and (ii) the day that is five (5) Business Days after the date the Parent's annual report on Form 10-K is required to be filed with the SEC (including any extensions of such date granted by the SEC or automatically effective upon the filing of a notice with the SEC), a copy of the annual report for such year for the Parent and its Subsidiaries, containing consolidated financial statements for such year audited by PriceWaterhouseCoopers or other independent public accountants acceptable to the Agent prepared in accordance with GAAP, all certified by a Compliance Certificate signed by the chief financial officer of the Parent;

          (iii) as soon as available and in any event concurrently with the delivery of the financial information required pursuant to clause (i) above and clause (ii) above, a balance sheet of the Seller as of the end of such quarter or year and a statement of income and retained earnings of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter or year, certified by a Compliance Certificate signed by the chief financial officer of the Seller;

          (iv) as soon as possible and in any event within five (5) days after the occurrence of each Event of Termination or Incipient Event of Termination, a statement of the chief financial officer of the Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action that the Seller has taken and proposes to take with respect thereto;

          (v) promptly after the sending or filing thereof, copies of all reports that the Parent sends to any of its security holders, and copies of all reports and registration statements that the Parent or any of its Subsidiaries files with the SEC or any national securities exchange;

          (vi) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service or the PBGC or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate in excess of $20,000,000;

          (vii) at least thirty (30) days prior to any change in the name or jurisdiction of organization of any Originator or the Seller, a notice setting forth the new name or jurisdiction of organization and the effective date thereof;

          (viii) promptly after the Seller obtains knowledge thereof, notice of any "Event of Termination" or "Facility Termination Date" under the Initial Purchase Agreement or the Secondary Purchase Agreement;

          (ix) so long as any Capital shall be outstanding, as soon as possible and in any event no later than the day of occurrence thereof, notice that
     (A) any Originator (other than the Parent) has stopped selling to the Parent, pursuant to the Initial Purchase Agreement, all newly arising Receivables, or (B) the Parent has stopped selling or contributing to the Seller, pursuant to the Secondary Purchase Agreement, all newly arising Receivables generated or acquired by the Parent;

          (x) promptly after receipt thereof, copies of all notices received by the Seller from the Parent under the Secondary Purchase Agreement and all notices received by the Parent from the Originators under the Initial Purchase Agreement;

          (xi) within ten (10) Business Days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment. Within five (5) Business Days after the earlier of the date on which the Seller knows or the date on which the Seller receives notice of any change in the Servicer's, the Seller's or any Originator's public or private debt ratings by any Rating Agency, if any, a written notice disclosing the Servicer's, the Seller's or such Originator's public or private debt ratings as communicated to the Seller after giving effect to any such change;

          (xii) within five (5) Business Days of any change in the independent public accountants or any material change (other than as a result of the application of a change in standards by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants or GAAP) in accounting policy of the Seller, the Parent or the Originators,



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


     written notice of such change providing reasonable detail regarding any replacement independent public accountants or such material change in accounting policy;

          (xiii) promptly upon request from the Agent therefor, financial statements (if any) for each Deemed Non-Affiliate for the most recently ended fiscal year of each such Deemed Non-Affiliate audited by PriceWaterhouseCoopers or other independent public accountants acceptable to the Agent prepared in accordance with GAAP; provided that the Seller shall only be required to provide to the Agent financial statements for any Deemed Non-Affiliate under this clause (xiii) if and when such financial statements are prepared;

          (xiv) such other information respecting the Receivables, related Contracts or the condition or operations, financial or otherwise, of the Seller as the Agent may from time to time reasonably request; and

          (xv) the information set forth in Annex H (which is incorporated by reference herein).

     Reports and financial statements required to be delivered pursuant to clauses (i), (ii) and (v) of this Section 5.01(l) shall be deemed to have been delivered on the date on which the Parent posts such reports, or reports containing such financial statements, on the Parent's website on the Internet at www.dstsystems.com or when such reports, or reports containing such financial statements, are posted on the SEC's website at www.sec.gov; provided that the Seller shall deliver paper copies of the reports and financial statements referred to in clauses (i), (ii) and (v) of this Section 5.01(l) to the Agent or any Investor or Bank who requests the Seller to deliver such paper copies until written notice to cease delivering paper copies is given by the Agent or such Investor or Bank, as applicable.

          (m) Sale Treatment. The Seller shall not (i) record in its books (other than for accounting and tax purposes), or otherwise treat the transactions contemplated by the Secondary Purchase Agreement in any manner other than as a sale of Receivables by the Parent to the Seller, or (ii) record in its books (other than for tax or accounting purposes) or otherwise treat (other than for tax purposes) the transactions contemplated hereby in any manner other than as a sale of the Receivables by the Seller to the Agent on behalf of the Investors and the Banks. In addition, the Seller shall disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby and by the Secondary Purchase Agreement and the interest of the Seller (in the case of any Originator's financial statements) and the Agent, on behalf of the Investors and the Banks. Notwithstanding anything to the contrary herein, each of the parties hereto hereby understands and agrees that for accounting purposes, the Seller may be consolidated with any Affiliates of the Parent.

          (n) Separateness. (i) The Seller shall at all times maintain at least one independent director who (w) is not currently and has not been during the five years preceding the date of this Agreement an officer, director or employee of an Affiliate of the Seller, Originator or any Other Company (other than a special purpose finance company that is a Subsidiary of the Parent), (x) is not a current or former officer or employee of the Seller,
     (y) is
     not a stockholder of Parent or any Other Company or any of their respective Affiliates, and (z) is reasonably acceptable to the Agent.

          (ii) The Seller shall not direct or participate in the management of any of the Other Companies' operations or of any other Person's operations.

          (iii) The Seller shall conduct its business from an office separate from that of the Other Companies and any other Person (but which may be located in the same facility as one or more of the Other Companies). The Seller shall have stationery and other business forms and a mailing address and, if applicable, a telephone number separate from that of the Other Companies and any other Person.

          (iv) The Seller shall at all times be adequately capitalized in light of its contemplated business.

          (v) The Seller shall at all times provide for its own operating expenses and liabilities from its own funds.

          (vi) The Seller shall maintain its assets and transactions separately from those of the Other Companies and any other Person and reflect such assets and transactions in financial statements separate and distinct from those of the Other Companies and any other Person and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of the Other Companies and any other Person. The Seller shall hold itself out to the public under the Seller's own name as a legal entity separate and distinct from the Other Companies and any other Person. The Seller shall not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for, any obligations of the Other Companies or any other Person.

          (vii) The Seller shall not maintain any joint account with any Other Company or any other Person or become liable as a guarantor or otherwise with respect to any Debt or contractual obligation of any Other Company or any other Person.

          (viii) The Seller shall not make any payment or distribution of assets with respect to any obligation of any Other Company or any other Person or grant an Adverse Claim on any of its assets to secure any obligation of any Other Company or any other Person.

          (ix) The Seller shall not make loans, advances or otherwise extend credit to any of the Other Companies or any other Person.

          (x) The Seller shall hold regular duly noticed meetings of its Board of Directors and make and retain minutes of such meetings.

          (xi) The Seller shall have bills of sale (or similar instruments of assignment) and, if appropriate, UCC-1 financing statements and amendments thereto, with respect to all assets purchased from any of the Other Companies.

          (xii) The Seller shall not engage in any transaction with any of the Other Companies or any other Person, except as permitted by this Agreement and as contemplated by the Secondary Purchase Agreement.

          (xiii) The Seller shall comply with (and cause to be true and correct)
     (A) each of the facts and assumptions contained in the section captioned "Assumptions of Fact" of the non-substantive consolidation opinion of Skadden, Arps, Slate, Meagher & Flom LLP, and (B) each of the facts and assumptions in the section captioned "Facts and Assumptions" of the DST Systems, Inc. Transaction - True Sale opinion of Skadden, Arps, Slate, Meagher & Flom LLP, each delivered pursuant to Section 3.01(g) and designated as Annex C to this Agreement.

     (o) Secondary Purchase Agreement. The Seller will not amend, waive or modify any provision of the Secondary Purchase Agreement or waive the occurrence of any "Event of Termination" under the Secondary Purchase Agreement or consent to any assignment by the Parent of its rights and obligations thereunder, without in each case the prior written consent of the Agent. The Seller will perform all of its obligations under the Secondary Purchase Agreement in all material respects and will promptly enforce the Secondary Purchase Agreement in accordance with its terms in all material respects and deliver consents, approvals, directions, notices, waivers and take other actions under the Secondary Purchase Agreement as may be directed by the Agent.

     (p) Ownership Interest, Etc. The Seller shall, at its expense, take all action necessary or desirable to establish and maintain a valid and enforceable ownership or security interest in the Receivables, the Related Security and proceeds with respect thereto, and a first priority perfected security interest in the Receivable Interest, in each case free and clear of any Adverse Claim, in favor of the Agent for the benefit of the Investors and the Banks, including taking such action to perfect, protect or more fully evidence the interest of the Agent, as the Agent may reasonably request.

     (q) Nature of Business. The Seller will not engage in any business other than the purchase or acquisition of Receivables, Related Security and Collections from the Parent and the transactions contemplated by this Agreement. The Seller will not create or form any Subsidiary.

     (r) Mergers, Etc. The Seller will not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, or enter into any joint venture or partnership agreement with, any Person, other than as contemplated by this Agreement and the Secondary Purchase Agreement.

     (s) Distributions, Etc. The Seller will not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of membership interests of the Seller, or return any capital to its members as such, or purchase, retire, defease, redeem or otherwise acquire for value or make any payment in respect of any class of membership interests of the Seller or any warrants, rights or options to acquire any such membership interests, now or hereafter outstanding; provided, however, that the Seller may declare and pay cash distributions on its membership interests to its members so long as (i) no Event of Termination or Incipient Event of Termination shall then exist or would occur as a result thereof, (ii) such distributions are in compliance with all applicable Law including the limited liability company law of the state of Seller's formation,
(iii) such distributions have been approved by all necessary and appropriate limited liability company action of the Seller, and (iv) after giving effect to such distribution, the Seller will be Solvent and the payment of such distribution will not delay or impair the ability of the Seller to pay the Obligations.

     (t) Debt. The Seller will not incur any Debt, other than any Debt incurred pursuant to this Agreement.

     (u) Acquisition of Receivables. The Seller will not acquire any Receivables other than through, under, and pursuant to the terms of, the Secondary Purchase Agreement.

     (v) Notice of Amendment. The Seller will promptly notify the Agent of any amendment, modification or supplement to the Credit Agreement and, following the execution thereof any similar agreements with respect to any Approved Replacement Financing.

     (w) Limited Liability Company Agreement. For so long as this Agreement is in effect, the Seller will not amend its limited liability company agreement without the prior written consent of the Agent.

     SECTION 5.02 Covenants of the Seller, the Originators and the Parent; Audits. (a) Until the latest of the Facility Termination Date or the date on which no Capital of or Yield on any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller hereunder to the Investors, the Banks or the Agent are paid in full, the Seller and each Originator will, at their respective expense, from time to time during regular business hours as requested by the Agent, permit the Agent or its agents or representatives (such as independent audit and consulting firms specializing in securitization transactions), (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller or such Originator, as the case may be, relating to Receivables and the Related Security, including, without limitation, the Contracts, and (ii) to visit the offices and properties of the Seller or such Originator, as the case may be, for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or the Seller's or such Originator's performance under the Transaction Documents or under the Contracts with any of the officers or employees of the Seller or such Originator, as the case may be, having knowledge of such matters.

     (b) The  Parent,  on its own  behalf  and on  behalf  of the  Agent and the
Investors, will promptly enforce all covenants and obligations of each Originator contained in the Initial Purchase Agreement. The Parent will deliver consents, approvals, directions, notices, waivers and take other actions under the Initial Purchase Agreement as may be directed by the Agent.

     (c) Upon the Agent's request from time to time, the Servicer, on behalf of the Seller, will appoint an independent audit and consulting firm specializing in securitization transactions selected by the Agent to conduct an Audit and prepare and deliver to the Agent a written report with respect to the Receivables and the Credit and Collection Policy (including, in each case, the systems, procedures and records relating thereto) in a form reasonably requested by the Agent and within the scope of the agreed upon procedures set forth on Annex I. The expense of one Audit in each calendar year shall be borne by the Seller; provided, however, that after the occurrence and during the continuance of an event which but for notice or lapse of time or both would constitute a Servicer Default, or after the occurrence and during the continuance of an Incipient Event of Termination or an Event of Termination, or following an audit report indicating an audit deficiency, the expense of any additional Audits as the Agent shall deem necessary under the circumstances shall be borne by the Servicer.

     (d) Within three (3) Business Day after the earlier of the date on which the Servicer or an Originator knows or the date on which the Servicer or such Originator receives notice of any change in the Servicer's or such Originator's public or private debt ratings by any Rating Agency, if any, the Servicer or such Originator shall provide to the Seller a written notice disclosing the Servicer's or such Originator's public or private debt ratings as communicated to them after giving effect to any such change.

     (e) Within one (1) Business Day after the revision of the OPA Discount or the PCA Discount in accordance with the terms of the Initial Purchase Agreement or the Secondary Purchase Agreement, respectively, the Parent shall provide to the Agent a written notice disclosing such revision and the reason for such revision.


                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION
                                 OF RECEIVABLES

     SECTION 6.01 Designation of Servicer. The servicing, administration and collection of the Receivables shall be conducted by the Servicer so designated hereunder from time to time. Until the Agent gives notice to the Seller of the designation of a new Servicer following a Servicer Default, the Parent is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Agent may, upon the occurrence of a Servicer Default, designate as Servicer any Person (including itself) to succeed the Parent or any successor Servicer, if such Person shall consent and agree to the terms hereof. The Servicer may, with the prior consent of the Agent, subcontract with any other Person for the servicing, administration or collection of the Receivables. Any such subcontract shall not affect the Servicer's liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall automatically terminate upon designation of a successor Servicer.

     SECTION 6.02 Duties of Servicer. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable Laws, with reasonable care and diligence, and in



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


accordance with the Credit and Collection Policy. The Seller and the Agent hereby appoint the Servicer, from time to time designated pursuant to Section 6.01, as agent for themselves and for the Investors and the Banks to enforce their respective rights and interests in the Receivables, the Related Security and the Collections with respect thereto. In performing its duties as Servicer, the Servicer shall exercise the same care and apply the same policies as it would exercise and apply if it owned such Receivables and shall act in accordance with the Credit and Collection Policy.

     (b) The Servicer shall administer the Collections in accordance with the procedures described in Section 2.04.

     (c) If no Event of Termination or Incipient Event of Termination shall have occurred and be continuing, the Parent, while it is the Servicer, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Receivable as the Parent deems appropriate to maximize Collections thereof, or otherwise amend or modify other terms of any related Contract; provided that the classification of any such Receivable as a Delinquent Receivable or Defaulted Receivable shall not be affected by any such extension or Contract amendment or modification.

     (d) The Servicer shall hold in trust for the Seller and each Investor and Bank, in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Receivables. The Servicer shall mark the Seller's master data processing records evidencing the Receivables with a legend or other similar notation, acceptable to the Agent, evidencing that Receivable Interests therein have been sold and that the Agent has an interest therein.

     (e) The Servicer shall, as soon as practicable (an in any event within two Business Days) following receipt, identify, remove from any Deposit Account and turn over to the Person entitled thereto any cash collections or other cash proceeds received that are not otherwise allocable to any Receivable.

     (f) The Servicer shall, from time to time at the request of the Agent, furnish to the Agent (promptly after any such request) a calculation of the amounts set aside for the Investors and the Banks pursuant to Section 2.04.

     (g) Prior to the fifteenth (15th) Business Day of each month (each a "Reporting Date"), the Servicer shall prepare and forward to the Agent a Monthly Report relating to the Receivable Interests outstanding on the last day of the immediately preceding month.

          (ii) At any time during the occurrence of a Weekly Reporting Event, the Servicer shall prepare and forward to the Agent a Weekly Report which shall contain information related to the Receivables and which updates the most recently delivered Monthly Report. Each such Weekly Report shall be prepared and forwarded to the Agent on or prior to the close of business on the second Business Day of each calendar week, such Weekly Report to contain information related to the Receivables as of the close of business on the last Business Day of the preceding calendar week.



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


     The Servicer shall transmit Servicer Reports to the Agent concurrently by facsimile and by electronic mail (each an "E-Mail Servicer Report"). Each E-Mail Servicer Report shall be (A) formatted as the Agent may designate from time to time and shall be digitally signed and (B) sent to the Agent at an electronic mail address designated by the Agent.

     SECTION 6.03 Certain Rights of the Agent. (a) The Seller hereby transfers to the Agent control of the Lock-Boxes and Deposit Accounts to which the Obligors of Receivables shall make payments. The tax identification number associated with the Deposit Accounts shall be that of the Seller.

     (b) At any time following the occurrence and during the continuance of a Transfer Event the Agent is authorized to deliver instructions to the Deposit Banks regarding disposition of funds in the Deposit Accounts, and in addition, the Agent may notify the Obligors of Receivables, at the Seller's expense, of the ownership of Receivable Interests under this Agreement.

     (c) At any time following (x) the designation of a Servicer other than the Parent pursuant to Section 6.01 or (y) an Incipient Event of Termination of the type described in Section 7.01(g) or (z) any Event of Termination:

          (i) The Agent may direct the Obligors of Receivables that all payments thereunder be made directly to the Agent or its designee.

          (ii) At the Agent's request and at the Seller's expense, the Seller shall notify each Obligor of Receivables of the ownership of Receivable Interests under this Agreement and direct that payments be made directly to the Agent or its designee.

          (iii) At the Agent's request and at the Seller's expense, the Seller and the Servicer shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Receivables and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Agent or its designee.

          (iv) The Seller authorizes the Agent to take any and all steps in the Seller's name and on behalf of the Seller that are necessary or desirable, in the determination of the Agent, to collect amounts due under the Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections of Receivables and enforcing the Receivables and the Related Security and related Contracts.

     SECTION 6.04 Rights and Remedies. (a) If the Servicer fails to perform any of its obligations under this Agreement, the Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Agent's costs and expenses incurred in connection therewith shall be payable by the Servicer.



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


     (b) The Seller and the Originators shall perform their respective obligations under the Contracts related to the Receivables to the same extent as if Receivable Interests had not been sold and the exercise by the Agent on behalf of the Investors and the Banks of their rights under this Agreement shall not release the Servicer or the Seller from any of their duties or obligations with respect to any Receivables or related Contracts. Neither the Agent, the Investors nor the Banks shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller thereunder.

     (c) In the event of any conflict between the provisions of Article VI of this Agreement and Article VI of the Initial Purchase Agreement or the Secondary Purchase Agreement, the provisions of Article VI of this Agreement shall control.

     SECTION 6.05 Further Actions Evidencing Purchases. Each Originator agrees from time to time, at its expense, to promptly execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased hereunder, or to enable the Investors, the Banks or the Agent to exercise and enforce their respective rights and remedies hereunder. Without limiting the foregoing, each Originator will (i) upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be reasonably necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such
Receivable Interests; and (ii) mark its master data processing records evidencing the Receivables with a legend or other notation acceptable to the Agent, evidencing that Receivable Interests therein have been sold. Each Originator authorizes the Seller or the Agent to file financing statements with respect to the Initial Purchase Agreement as permitted by the UCC. Parent authorizes the Seller or the Agent to file financing statements with respect to the Secondary Purchase Agreement as permitted by the UCC.

     SECTION 6.06 Covenants of the Servicer and the Originators. (a) Audits. The Servicer will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives (such as independent audit and consulting firms specializing in securitization transactions), (i) to conduct periodic audits of the Receivables, the Related Security and the related books and records and collections systems of the Servicer, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to Receivables and the Related Security, including, without limitation, the Contracts, and
(iii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (ii) above, and to discuss matters relating to Receivables and the Related Security or the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters.

     (b) Change in Credit and Collection Policy. Neither the Servicer nor any Originator will make any change in the Credit and Collection Policy that would impair the collectibility of any Receivable or the ability of any Originator (if such Originator is acting as Servicer) to perform its obligations under this Agreement. In the event that the Servicer or any Originator makes any change to the Credit and Collection Policy, it shall, contemporaneously



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


with such change, provide the Agent with an updated Credit and Collection Policy and a summary of all material changes.

     (c) Invoices. From and after the date of this Agreement, no Originator shall generate an invoice that contains a confidentiality provision that purports to restrict the right of the Agent, the Investors or the Banks to review such invoice.

     (d) Amendments to Other Agreements. (i) The Servicer ( for so long as DST Systems, Inc. is Servicer or, alternatively, not the Servicer, then the Parent) will provide to the Agent copies of any proposed credit facility or Credit Agreement amendments, modifications or supplements. (ii) The Servicer and each of the Originators will not, for so long as the Agreement is in effect, without the Agent's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), agree to, or agree to permit the Seller or any other Affiliate to, amend, or agree to permit any such Person to amend or consent to the amendment of (A) the definitions of "Permitted Securitization Transaction" and "Securitization Transaction" in Section 1.01 of the Credit Agreement or similar provisions (if any) of documentation related to an Approved Replacement Facility so that the all or any part of the transaction contemplated by the Transaction Documents would be prohibited by the Credit Agreement or the documentation related to any Approved Replacement Facility or (B) the Credit Agreement or any agreement with respect to any Approved Replacement Facility in a manner that would cause the Servicer, any Originator or the Seller to breach any representation, warranty or covenant under this Agreement or any other Transaction Document.

     SECTION 6.07 Indemnities by the Servicer. Without limiting any other rights that the Agent, any Investor, any Bank, any of their respective Affiliates or members or any of their respective officers, directors, employees or advisors (each, a "Special Indemnified Party") may have hereunder or under applicable Law, and in consideration of its appointment as Servicer, the Servicer hereby agrees to indemnify each Special Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Special Indemnified Amounts") arising out of or resulting from any of the following (excluding, however, (a) Special Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Special Indemnified Party, (b) recourse for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor or (c) any income taxes or any other tax or fee measured by income incurred by such Special Indemnified Party arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract):

          (i) any representation or warranty made or deemed made by the Servicer pursuant to Section 4.02(g) hereof which shall have been incorrect in any respect when made or any other representation or warranty or statement made or deemed made by the Servicer under or in connection with this Agreement which shall have been incorrect in any material respect when made;

          (ii) the failure by the Servicer to comply with any applicable Law with respect to any Receivable or Contract; or the failure of any Receivable or Contract to conform to any such applicable law, rule or regulation;



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


          (iii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Laws with respect to any item of Collateral, whether at the time of any purchase or reinvestment or at any subsequent time;

          (iv) any failure of the Servicer to perform its duties or obligations in accordance with the provisions of this Agreement;

          (v) the commingling of Collections of Receivables at any time by the Servicer with other funds;

          (vi) any action or omission by the Servicer reducing or impairing the rights of the Investors or the Banks with respect to any Receivable or the value of any Receivable;

          (vii) any Servicer Fees or other costs and expenses payable to any replacement Servicer retained in accordance with Article VI, to the extent in excess of the Servicer Fees payable to the Servicer hereunder;

          (viii)  any  claim   brought  by  any  Person  other  than  a  Special
     Indemnified Party arising from any activity by the Servicer or its Affiliates (other than the Seller) in servicing, administering or collecting any Receivable; or

          (ix) the occurrence of any purchase or reinvestment under this Agreement on any date on which (after giving effect to such purchase or reinvestment) the Percentage Factor is greater than the Maximum Percentage Factor.

                                  ARTICLE VII

                              EVENTS OF TERMINATION

     SECTION 7.01 Events of Termination. If any of the following events ("Events of Termination") shall occur and be continuing:

     (a) The Seller shall fail to make (i) any payment required under Section 2.04( ) or (ii) any payment of Capital required to be made by it under this Agreement or (iii) any payment of Yield or Fees required to be made by it under this Agreement and any such failure referred to in this clause (iii) shall not be remedied within one Business Day of the due date; or

     (b) Any representation or warranty (unless such representation or warranty relates solely to one or more specific Receivables incorrectly characterized as Eligible Receivables and either (i) immediately following the removal of such Receivables from the Net Receivables Pool Balance the Percentage Factor is not greater than the Maximum Percentage Factor and the Aggregate Capital does not exceed the Purchase Limit or (ii) the Seller shall have made any required deemed Collection payment pursuant to Section 2.04( ) with respect to such Receivables) made or deemed made by the Seller or any Originator (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any



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


information or report delivered by the Seller or any Originator pursuant to this Agreement or any other Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

     (c) The Seller or any Originator shall fail to perform or observe (i) any term, covenant or agreement contained in this Agreement (other than as referred to in Section 7.01(a) or clauses (ii) and (iii) of this Section 7.01(c)) or any other Transaction Document on its part to be performed or observed and any such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the Seller by the Agent, (ii) any covenant applicable to it contained in Sections 5.01(d), 5.01(g), 5.01(h), 5.01(i), 5.01(o) (first sentence only), 5.01(p),  5.01(q), 5.01(r), 5.01(s), 5.01(t) or 5.01(u) or (iii)
any covenant or agreement contained in Section 5.02 on its part to be performed or observed and any such failure referred to in this clause (iii) shall remain unremedied for five (5) Business Days; or

     (d) The Seller or any Originator shall fail to pay any principal of or premium or interest on any of its Debt which, in the case of the Seller, is outstanding in any principal amount, and in the case of an Originator, is outstanding in a principal amount of at least $20,000,000 in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable notice, cure or grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable notice, cure or grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof (other than with respect to "Convertible Senior Debentures" as defined in the Credit Agreement); or

     (e) Any Servicer Default; or

     (f) This Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each applicable Receivable and the Related Security and Collections with respect thereto; or the security interest created pursuant to Section 2.11 shall for any reason cease to be a valid and perfected first priority security interest in the Collateral; or

     (g) The Seller or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in



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the case of any such  proceeding  instituted  against it (but not  instituted by
it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller or any Originator shall take any corporate or limited liability company action, as applicable, to authorize any of the actions set forth above in this subsection (g); or

     (h) As of the last day of any calendar month, either (i) the 3-month rolling average Default Ratio shall exceed 2.0%, (ii) the 3-month rolling average Delinquency Ratio shall exceed 3.0%, (iii) the 3-month rolling average Dilution Ratio shall exceed 8.0%, or (iv) the 3-month rolling average DSO shall exceed 65 days; or

     (i) The Percentage Factor shall on any Business Day be greater than the Maximum Percentage Factor as of such date, unless the Percentage Factor shall be reduced to an amount less than or equal to the Maximum Percentage Factor within
(i) if the Servicer is not then required to deliver Weekly  Reports  pursuant to
Section 6.02(g)(ii), two Business Days, or, (ii) if the Servicer is then required to deliver Weekly Reports pursuant to Section 6.02(g)(ii), the lesser of (A) two Business Days and (B) the date that the next Weekly Report is required to be delivered; or

     (j) In the Agent's reasonable judgment, there shall have occurred any event which would be reasonably likely to materially and adversely affect the collectibility of the Receivables or the ability of the Seller or any Originator to collect Receivables or otherwise perform its respective obligations under this Agreement and the other Transaction Documents; or

     (k) An "Event of Termination" or "Facility Termination Date" shall occur under the Initial Purchase Agreement or the Secondary Purchase Agreement, or any other "default" shall occur under any other Transaction Document (after giving effect to any applicable cure or grace periods), or the Initial Purchase Agreement, the Secondary Purchase Agreement or any other Transaction Document shall cease to be in full force and effect (or the Seller or any Originator shall state in writing that this Agreement, the Initial Purchase Agreement, the Secondary Purchase Agreement or any other Transaction Document shall cease to be in full force and effect or any provision thereof shall cease to be the valid and binding obligation of the Seller or any Originator, as the case may be); or

     (l) All of the outstanding membership interests of the Seller shall cease to be owned, directly or indirectly, by the Parent; or all of the outstanding capital stock and membership interests of any Originator shall cease to be owned, directly or indirectly, by the Parent; or

     (m) One or more judgments for the payment of money shall be rendered against (i) the Seller, in any amount, or (ii) any Originator or any of its Subsidiaries (other than the Seller) or any combination thereof, in an aggregate amount in excess of $20,000,000 (except, in each case, to the extent covered by insurance as to which the insurer has acknowledged such coverage in writing), and, in each case, the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be



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


taken by a judgment creditor to attach or levy upon any assets of the Seller or any Originator or any of their respective Subsidiaries to enforce any such judgment; or

     (n) (i) The Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent shall be greater than 3.25; or (ii) the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Parent shall be less than 4.00; provided that for each of clauses (i) and (ii) of this Section 7.01(n), the terms "Consolidated Leverage Ratio" and "Consolidated Interest Coverage Ratio", together with each of the capitalized terms used to define such terms, shall have the meaning specified in Annex F; or

     (o) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Seller or any Originator under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000, or (ii) the Parent or any ERISA Affiliate fails to pay when due, after the expiration of any applicable cure or grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $20,000,000; or

     (p) A Change of Control occurs with respect to the Parent or any other Event of Default under the Credit Agreement or any document related to an Approved Replacement Facility occurs (after the giving of any required notice and the expiration of any applicable cure or grace period); or

     (q) The Seller shall become required to register as an "investment company" under the Investment Company Act of 1940, as amended, or the arrangements contemplated by the Transaction Documents shall require registration as an "investment company" within the meaning of the Investment Company Act of 1940; or

     (r) (i) Any action or proceeding is commenced by any party to the Credit Agreement or any documentation related to an Approved Replacement Financing claiming or asserting that the transactions contemplated by the Transaction Documents are prohibited by the Credit Agreement or by any provision of the documentation related to any Approved Replacement Facility, as applicable, or
(ii) the Parent has entered into any transactions which are prohibited by the Credit Agreement or by any provision of the documentation related to any Approved Replacement Facility, as the case may be;

then, and in any such event, any or all of the following actions may be taken by notice to the Seller: (x) the Investors or the Agent may declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred), (y) the Agent may declare the Commitment Termination Date to have occurred (in which case the Commitment Termination Date shall be deemed to have occurred), and (z) without limiting any right under this Agreement to replace the Servicer, if such Event of Termination is a Servicer Default, the Agent may designate another Person to succeed the Parent as the Servicer; provided, that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in Sections 7.01(f), 7.01(g) and 7.01(q), the Facility Termination Date and the Commitment Termination Date shall be deemed to have automatically occurred. Upon any such declaration or designation or upon such automatic termination, the



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Investors,  the Banks and the Agent  shall  have,  in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable Law, which rights and remedies shall be cumulative. Upon the occurrence of the Facility Termination Date, (i) no incremental purchases shall be made by the Investors or the Banks (ii) all Collections shall be applied to reduce the Aggregate Capital in accordance with Section 2.04 and (iii) the Yield for all Receivable Interests shall accrue interest at the Default Rate.

                                  ARTICLE VIII

                                    THE AGENT

     SECTION 8.01 Authorization and Action. Each Investor and each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. The Agent reserves the right, in its sole discretion (subject to Section 10.01), to agree to any amendment, modification or waiver of the provisions of this Agreement or any instrument or document delivered pursuant hereto, and also to exercise any rights and remedies available under this Agreement and the other Transaction Documents or pursuant to applicable Law. As to any matters not expressly provided for by this Agreement or the other Transaction Documents (including, without limitation, enforcement of this Agreement or the other Transaction Documents), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks and such instructions shall be binding upon all Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement, the other Transaction Documents or applicable Law.

     SECTION 8.02 Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement (including, without limitation, the Agent's servicing, administering or collecting Receivables as Servicer) or any other Transaction Document, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Seller, any Originator and the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Investor or Bank (whether written or oral) and shall not be responsible to any Investor or Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Seller, any Originator or the Servicer or to inspect the property (including the books and records) of the Seller, any Originator or the Servicer; (d) shall not be responsible to any Investor or Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and



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(e) shall incur no liability  under or in respect of this Agreement or any other
Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 8.03 Bank of America and Affiliates. The obligation of Bank of America to purchase Receivable Interests under this Agreement may be satisfied by Bank of America or any of its Affiliates. With respect to any Receivable Interest or interest therein owned by it, Bank of America shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent. Bank of America and any of its Affiliates may generally engage in any kind of business with the Seller, the Servicer, any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, the Servicer any Originator or any Obligor or any of their respective Affiliates, all as if Bank of America were not the Agent and without any duty to account therefor to the Investors or the Banks.

     SECTION 8.04 Bank's Purchase Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent, any of its Affiliates or any other Bank and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent, any of its Affiliates or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

     SECTION 8.05 Indemnification of Agent. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Seller, the Servicer or any Originator), ratably according to the amount of its Bank Commitment (or, if the Bank Commitments have been terminated, then ratably according to the respective amounts of Capital of the Receivable Interests (or interests therein) owned by it or which it may be required to purchase under the Asset Purchase Agreement), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or the other Transaction Documents or any action taken or omitted by the Agent under this Agreement or the other Transaction Documents; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

                                   ARTICLE IX

                                 INDEMNIFICATION

     SECTION 9.01 Indemnities by the Seller, the Parent and the Originators. Without limiting any other rights that the Agent, the Investor, the Banks, any of their respective Affiliates or members or any of their respective officers, directors, employees or advisors (each, an "Indemnified Party") may have hereunder or under applicable Law, the Seller, the Parent and each Originator, as applicable, hereby agrees to indemnify severally but not jointly each



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Indemnified  Party from and against any and all claims,  losses and  liabilities
(including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the other Transaction Documents or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor or (c) any taxes excluded from indemnification under Section 2.10 of this Agreement. Without limiting or being limited by the foregoing, the Seller, the Parent and each Originator, as applicable, shall pay within ten (10) days of demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to it or resulting from its action or failure to act as follows:

          (i) the characterization in any Servicer Report or other written statement made by or on behalf of the Seller of any Receivable as an Eligible Receivable or as included in the Net Receivables Pool Balance which, as of the date of such Servicer Report or other statement, is not an Eligible Receivable or should not be included in the Net Receivables Pool Balance;

          (ii) any representation or warranty or statement made or deemed made by the Seller, the Parent (including, the Parent or any of its Affiliates in the capacity as the Servicer) or any Originator (or any of their respective officers) under or in connection with this Agreement or any of the other Transaction Documents which shall have been incorrect in any material respect when made;

          (iii) the failure by the Seller, the Parent (including, the Parent or any of its Affiliates in the capacity as the Servicer) or any Originator to comply with any applicable Law with respect to any Receivable or the related Contract; or the failure of any Receivable or the related Contract to conform to any such applicable Law; or the sale of any Receivable under this Agreement in violation of any applicable Law;

          (iv) the failure to vest in the Agent, for the benefit of the Investors and the Banks, a perfected security interest in the Collateral free and clear of any Adverse Claim;

          (v) the failure to have filed, or any delay in filing, financing statements or amendments or termination statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Laws with respect to any item of Collateral, whether at the time of any purchase or reinvestment or at any subsequent time;

          (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller acting as Servicer);

          (vii) any failure of the Seller or the Servicer to perform its duties or obligations in accordance with the provisions hereof and of the other Transaction Documents, or to perform its duties or obligations (if any) under the Contracts;

          (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

          (ix) the commingling of Collections of Receivables by the Seller at any time with other funds;

          (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or Related Security or Contract (including, without limitation, in connection with the preparation of a defense or appearing as a third party witness in connection therewith and regardless of whether such investigation, litigation or proceeding is brought by the Seller, an Indemnified Party or any other Person or an Indemnified Party is otherwise a party thereto);

          (xi) any failure of the Seller to comply with its covenants contained in this Agreement or any other Transaction Document; or

          (xii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Seller in servicing, administering or collecting any Receivable; or

          (xiii) the transfer of an interest in any Receivable other than an Eligible Receivable;

          (xiv) the failure of the Seller, any Originator or the Parent to pay when due any sales, excise or personal property taxes payable in connection with any of the Receivables;

          (xv) any repayment by any Indemnified Party of any amount previously distributed in reduction of Capital which such Indemnified Party believes in good faith is required to be made;

          (xvi) failure of any Deposit Bank to remit any amounts held in the Deposit Accounts or any related Lock-Boxes pursuant to the instructions of the Servicer, the Seller, any Originator or the Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Deposit Account Control Agreement) whether by reason of the exercise of set off rights or otherwise;

          (xvii) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of



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     the Seller,  any Originator or the Parent to qualify to do business or file any notice of business activity report or any similar report in such state;

          (xviii) any attempt by any Person to void, rescind or set aside any transfer by any Originator to the Parent or the Parent to the Seller of any Receivable or Related Security under statutory provisions or common law or equitable action, including any provision of the Bankruptcy Code or other insolvency law;

          (xix) any action taken by the Seller, any Originator, or the Servicer (if such action is performed by the Parent acting as the Servicer or any Affiliate or designee of the Parent) or any of their Affiliates in the enforcement or collection of any Receivable; or

          (xx) the use of the proceeds of any purchase or reinvestment by the Seller.

     SECTION 9.02 Accounting Based Consolidation Event.

     If an Accounting Based Consolidation Event shall at any time occur, then, within ten (10) days after demand in writing by the Indemnified Party affected thereby, through the Agent, the Seller shall pay to the Agent, for the benefit of such Indemnified Party, such amounts as such Indemnified Party reasonably determines will compensate or reimburse the Indemnified Party for any resulting
(i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Indemnified Party or (ii) regulatory capital charge, internal capital charge or other imputed cost determined by such Indemnified Party to be allocable to the transactions contemplated under this Agreement or any Transaction Document in connection therewith. Amounts under this Section 9.6 may be demanded at any time without regard to the timing of issuance of any financial statement by any Indemnified Party. A certificate as to the amount of such indemnification submitted to the Seller and the Agent by such Indemnified Party, setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.

                                   ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller, any Originator or the Servicer therefrom shall be effective unless in a writing signed by the Agent, as agent for the Investors and the Banks (and, in the case of any amendment, also signed by the Seller and the Originators; provided, however, that the signatures of the Seller and the Originators shall not be required for the effectiveness of any amendment which modifies the representations, warranties, covenants or responsibilities of the Servicer at any time when the Servicer is not an Originator or an Affiliate of an Originator or a successor Servicer is designated by the Agent pursuant to Section 6.01), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Servicer in addition to the Agent,



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affect the rights or duties of the Servicer under this Agreement;  and provided, further, that the Agent shall not:

     (a) without the prior written consent of each Bank:

          (i)  amend  the   definitions  of  Eligible   Receivable,   Delinquent
     Receivable   or  Defaulted   Receivable   or  increase  the  then  existing
     Concentration Limit; or

          (ii) amend, modify or waive any provision of this Agreement in any way which would:

               (A) reduce the amount of Capital or Yield that is payable on account of any Receivable Interest or delay any scheduled date for payment thereof; or

               (B) impair any rights expressly granted to an assignee or participant under the Agreement; or

               (C) reduce fees payable by the Seller to the Agent or to Bank of America which relate to payments to the Banks or delay the dates on which such fees are payable; or

               (D) modify any provisions relating to the Aggregate Loss and Dilution Reserve or the Yield and Fee Reserve so as to reduce the amount of such Reserves; or

          (iii) agree to a different Alternate Rate pursuant to the final proviso in the definition of Alternate Rate in the Agreement; or

          (iv) amend or waive the Event of Termination relating to the bankruptcy of the Seller or any Originator or amend or waive the Servicer Default relating to the bankruptcy of the Servicer; or

          (v) amend this Agreement to extend the Commitment Termination Date; or

     (b) increase the Bank Commitment of any Bank without the prior written consent of such Bank.

Notwithstanding any other provision of this Section 10.01, Schedules I and IV hereto may be amended in accordance with the procedures set forth in Sections 5.01(g) and 5.01(b), respectively. No failure on the part of the Investors, the Banks or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 10.02 Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile



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communication) and faxed or delivered,  to each party hereto, at its address set forth on Schedule III hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

     SECTION 10.03 Assignability. (a) This Agreement and the Investors' rights and obligations herein (including ownership of each Receivable Interest) shall be assignable by the Investors and their successors and assigns (including, without limitation, pursuant to an Asset Purchase Agreement) with the Seller's consent, which shall not be unreasonably withheld, delayed or conditioned; provided, that the Seller's consent shall not be required (i) if the assignment shall be to an Eligible Assignee (or any related commercial paper issuer, if such Eligible Assignee does not itself issue commercial paper) pursuant to an Asset Purchase Agreement, (ii) if there shall exist an Event of Termination or
(iii) if the assignment is by an Investor or a Bank to a receivables investment company administered or sponsored by the Agent or any of its Affiliates. Each assignor of a Receivable Interest or any interest therein shall notify the Agent and the Seller of any such assignment. Each assignor of a Receivable Interest or any interest therein may, in connection with any such assignment, disclose to the assignee or potential assignee any information relating to the Seller, Servicer or any Originator, including the Receivables, furnished to such assignor by or on behalf of the Seller, Servicer, any Originator or by the Agent; provided that, prior to any such disclosure, the assignee or potential assignee agrees to preserve the confidentiality of any such information which is confidential in accordance with the provisions of Section 10.06 hereof.

     Upon and to the extent of such assignment by an Investor to an Eligible Assignee, (i) such Eligible Assignee shall be the owner of the assigned portion of the Capital, (ii) the related administrator for such Eligible Assignee will act as the administrator for such Eligible Assignee, with all corresponding rights and powers, express or implied, granted to the administrator hereunder or under the other Transaction Documents, (iii) such Eligible Assignee (and any related commercial paper issuer, if such Eligible Assignee does not itself issue commercial paper) and their respective liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to an Investor and its Program Support
Provider(s) herein and in the other Transaction Documents (including any limitation on recourse against such Eligible Assignee or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Eligible Assignee, and the right to assign to another Eligible Assignee as provided in this paragraph), (iv) such Eligible Assignee shall assume all (or the assigned or assumed portion) of an Investor's obligations, if any, hereunder or any other Transaction Document, and an Investor shall be released from such obligations, in each case to the extent of such assignment, and the obligations of an Investor and such Eligible Assignee shall be several and not joint, (v) all distributions in respect of the Capital shall be made to the applicable agent or administrator, as applicable, on behalf of an Investor and such Eligible Assignee on a pro rata basis according to their respective interests, (vi) the definition of the term "Investor Rate" with respect to the portion of the Capital funded with commercial paper issued by an Investor from time to time shall be determined in the manner set forth in the definition of "Investor Rate" applicable to an Investor on the basis of the interest rate or discount applicable to commercial paper issued by such Eligible Assignee (or the related commercial paper issuer, if such Eligible



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Assignee does not itself issue commercial paper) rather than an Investor,  (vii)
the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, and
(viii) if requested by the Agent or the administrator with respect to the Eligible Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Agent or such administrator may reasonably request to evidence and give effect to the foregoing. No assignment by an Investor to an Eligible Assignee of all or any portion of the Capital shall in any way diminish the related Banks' obligation under Section 2.02 to fund any purchase not funded by an Investor or such Eligible Assignee or to acquire from an Investor or such Eligible Assignee all or any portion of the Capital pursuant to Section 2.02.

     (b) Each Bank may assign to any Eligible Assignee or to any other Bank all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and any Receivable Interests or interests therein owned by it); provided, however, that:

          (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement;

          (ii) the amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance Agreement with respect to such assignment) shall in no event be less than the lesser of
     (x) $20,000,000 and (y) all of the assigning Bank's Bank Commitment;

          (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement, together with a processing and recordation fee of $2,500; and

          (iv) concurrently with such assignment, such assignor Bank shall assign to such assignee Bank or other Eligible Assignee an equal percentage of its rights and obligations under the Asset Purchase Agreement (or, if such assignor Bank is Bank of America, it shall arrange for such assignee Bank or other Eligible Assignee to become a party to the Asset Purchase Agreement for a maximum Capital amount equal to the assignee's Bank Commitment).

     Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance Agreement, (x) the assignee thereunder shall be a party to this Agreement and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance Agreement, have the rights and obligations of a Bank hereunder and (y) the assigning Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance Agreement, relinquish such rights and be released from such obligations under this Agreement (and, in the case of an Assignment and Acceptance Agreement covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

     (c) The Agent shall maintain at its address referred to in Section 10.02 of this Agreement a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Bank Commitment of, and aggregate outstanding Capital of Receivable
Interests or interests therein owned by, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Originators, the Agent and the Banks may treat each person whose name is recorded in the Register as a Bank under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Seller, the Originators or any Bank at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Bank and an Eligible Assignee, the Agent shall, if such Assignment and Acceptance Agreement has been completed, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Seller.

     (d) Notwithstanding any other provision of this Section 10.03, any Bank may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement or under the Asset Purchase Agreement to secure obligations of such Bank to a Federal Reserve Bank, without notice to or consent of the Seller or the Agent; provided that no such pledge or grant of a security interest shall release a Bank from any of its obligations hereunder or under the Asset Purchase Agreement, as the case may be, or substitute any such pledgee or grantee for such Bank as a party hereto or to the Asset Purchase Agreement, as the case may be.

     (e) Each Bank may sell participations, to one or more banks or other entities, in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank
Commitment and the Receivable Interests or interests therein owned by it); provided, however, that:

          (i) such Bank's obligations under this Agreement (including, without limitation, its Bank Commitment to the Seller hereunder) shall remain unchanged;

          (ii) such Bank shall remain solely responsible to the other parties to this Agreement for the performance of such obligations; and

          (iii) concurrently with such participation, the selling Bank shall sell to such bank or other entity a participation in an equal percentage of its rights and obligations under the Asset Purchase Agreement.

The Agent, the other Banks and the Seller shall have the right to continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

     (f) This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns; provided, however, that the Agent agrees that it will not assign such rights and obligations to any Person other than an Affiliate of Bank of America unless:

          (i) the Agent determines that continued service by it (or its Affiliate) as Agent hereunder would be inconsistent with, or otherwise disadvantageous under, applicable legal, tax or regulatory restrictions; or

          (ii) there shall have occurred (x) an Incipient Event of Termination of the type described in Section 7.01(g) or (y) any Event of Termination, which shall be continuing; or

          (iii) the Seller shall have consented to such assignment (such consent not to be unreasonably withheld or delayed).

     (g) Neither the Seller nor any of the Originators may assign their respective rights or obligations hereunder or any interest herein without the prior written consent of the Agent.

     (h) The Investors may, without the consent of the Seller, sell participations to one or more banks or other entities (each, a "Participant") in all or a portion of its rights and obligations hereunder (including the outstanding Receivable Interests); provided that following the sale of a participation under this Agreement (i) the obligations of the Investors shall remain unchanged, (ii) the Investors shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Seller, the Agent, and the Banks shall continue to deal solely and directly with the Investors in connection with the Investor's rights and obligations under this Agreement. Any agreement or instrument pursuant to which the Investors sells such a participation shall provide that the Participant shall not have any right to direct the enforcement of this Agreement or the other Transaction Documents or to approve any amendment, modification or waiver of any provision of this Agreement or the other Transaction Documents; provided that such agreement or instrument may provide that the Investors will not, without the consent of the Participant, agree to any amendment, modification or waiver that
(i) reduces the amount of Capital or Yield that is payable on account of any Receivable Interest or delays any scheduled date for payment thereof or (ii) reduces any fees payable by the Seller to the Agent (to the extent relating to payments to the Participant) or delays any scheduled date for payment of such fees. The Seller acknowledges and agrees that the Investor's source of funds may derive in part from its Participants. Accordingly, references in Sections 2.08, 2.09, 2.10, 6.07, 9.01, 9.02 and 10.04 and the other terms and provisions of this Agreement and the other Transaction Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to the Investors shall be deemed also to include those of its Participants; provided that the Seller shall not be required to pay higher costs, expenses and indemnification amounts pursuant to this sentence than would be required to be paid by the Seller in the absence of the sale of any participation by the Investors to a Participant as contemplated by this
Section 10.03(h). The Investors or the Agent may, in connection with any such participation, disclose to Participants and potential Participants any information relating to the Seller, Servicer or any Originator, including the Receivables, furnished to the Investors or the Agent by or on behalf of the Seller; provided that, prior to any such disclosure, such Participant or potential Participant agrees to preserve the confidentiality of any such information which is confidential in accordance with the provisions of Section
10.06 hereof. Any interest sold by the Investors to a Bank or its designee under the Asset Purchase

Agreement  shall not be  considered  a  participation  for the  purpose  of this
Section 10.03(h) (and neither such Bank nor its designee shall be considered a Participant as a result thereof).

     SECTION 10.04 Costs and Expenses. In addition to the rights of indemnification granted under Sections 9.01 and 9.02 hereof, the Seller agrees to pay on demand (i) all reasonable costs and expenses incurred in connection with periodic auditing and the other activities contemplated pursuant to Section 5.02, (ii) all reasonable costs and expenses incurred in connection with the preparation, execution, delivery and administration of this Agreement, any Asset Purchase Agreement and the other Transaction Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Investors and the Banks with respect thereto and with respect to advising the Agent, the Investors and the Banks as to their rights and remedies under this Agreement, (iii) all reasonable pre-closing due-diligence expenses, and (iv) all costs and expenses (including reasonable counsel fees and expenses) of the Agent, the Investors and the Banks in connection with the enforcement of this Agreement and the other Transaction Documents.

     (b) In addition, the Seller shall pay (i) to the extent not included in the calculation of Yield, any and all commissions of placement agents and dealers in respect of Commercial Paper issued to fund the purchase or maintenance of any
Receivable Interest, (ii) any and all costs and expenses of any issuing and paying agent or other Person responsible for the administration of the Investor's Commercial Paper program in connection with the preparation, completion, issuance, delivery or payment of Commercial Paper issued to fund the purchase or maintenance of any Receivable Interest, and (iii) any and all Liquidation Fees.

     SECTION 10.05 No Proceedings; Waiver of Consequential Damages. (a)Each of the Seller, the Agent, the Servicer, each Originator, each Investor, each Bank, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Receivable Interests or interests therein hereby agrees that it will not institute against, or join any other Person in instituting against, the Investors (or its related commercial paper issuer) any proceeding of the type referred to in Section 7.01(g) so long as any Commercial Paper or other senior indebtedness issued by the Investors (or its related commercial paper issuer) shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper or other senior indebtedness shall have been outstanding.

     (b) Each of the Servicer, the Seller and each Originator agree that no Indemnified Party shall have any liability to them or any of their securityholders or creditors in connection with this Agreement, the other Transaction Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings).

     SECTION 10.06 Confidentiality. (a) The Seller, the Originators and the Servicer each agrees not to disclose to any person or entity the terms of this Agreement, the Fee Agreement and the related Transaction Documents (including, without limitation, the amount or terms of any fees payable to Bank of America or its Affiliates in connection with the Transaction), the proposal or structure of the Transaction, any related structures developed by

Bank of America for the Seller or the Originators, any related analyses, computer models, information or documents, any written or oral reports from Bank of America or its Affiliates to the Seller, the Originators or the Servicer or any related written information concerning the Transaction (collectively, the "Product Information"), except that such Product Information may be disclosed
(i) to its and its Affiliates' officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively, the "Applicable Sell Side Representatives") who have a need to know the Product Information in connection with the transaction and who either (A) agree to be bound by the provisions of this Section 10.06 or (B) owe a duty of trust or confidentiality to the Seller, the Originators or the Servicer, (ii) in connection with any action or proceeding related to, or the exercise of any remedies under, the transaction, this Agreement or the other Transaction Documents, (iii) to the extent required by applicable Law, subpoena or other legal process or (iv) to any other person or entity with Bank of America's prior written consent; provided, that Product Information shall not include information that (x) is or becomes publicly available other than through a breach of this Agreement or any other Transaction Document, or (y) was or becomes available to the receiving party on a non-confidential basis from a source that is not known to such receiving party to be subject to a confidentiality agreement with Bank of America or its Affiliates. Each of the Seller, the Originators and the Servicer will be responsible for any failure of any of their Applicable Sell Side Representatives to comply with the provisions of this Section 10.06.

     (b) Each Investor, each Bank and the Agent agrees not to disclose to any person or entity the confidential or proprietary information of the Seller, Originators or the Servicer furnished to such Investor, such Bank or the Agent in connection with the Transaction (the "Sell Side Information"), except (i) to its and its Affiliates' officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively, the "Applicable Investor Side Representatives") who have a need to know the Sell Side Information in connection with the Transaction or to properly manage each Investor, each Bank or the Agent and their respective Affiliates' banking relationships with the Seller, Originators or the Servicer and their respective Affiliates and who either (a) agree to be bound by the provisions in this Section 10.06 or (b) owe a duty of trust or confidentiality to such Investor, such Bank or the Agent,
(ii) in connection with any action or proceeding related to, or the exercise of any remedies under, the Transaction, such banking relationships, this Agreement or the other Transaction Documents, (iii) to the extent required by applicable Law, subpoena or other legal process, (iv) to the extent requested by any governmental or regulatory authority having jurisdiction over such Investor, such Bank or the Agent or such Applicable Investor Side Representative, (v) to the rating agencies, (vi) to any actual or potential subordinated investor in any conduit or liquidity provider if such investor or liquidity provider, as the case may be, has signed a confidentiality agreement substantially on the terms of this Section 10.06, (vii) to dealers and investors in respect of promissory notes of any conduit and credit enhancers in accordance with the customary practices of such conduit for disclosures to dealers, investors or credit enhancers, as the case may be, it being understood that any such disclosure to dealers or investors will not identify the Seller, any Originator or the Servicer or any of their respective Affiliates by name and (viii) to any other person or entity with the Seller's prior written consent; provided that Sell Side Information shall not include information that (i) is or becomes publicly available other than through a breach of this Agreement or any other Transaction Document, or (ii) was or becomes available to the receiving party on a non-confidential basis from a source that is not known to such receiving party to be subject to a confidentiality agreement with the Seller. The Investor, the Banks or the Agent will be responsible for any failure of any of their Applicable Investor Side Representatives to comply with the provisions of this
Section 10.06.

     (c) Notwithstanding any other provision herein or in any other Transaction Document, each Investor, each Bank and the Agent hereby confirms that the Seller, each Originator and the Servicer (and each employee, representative or other agent of each such party) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Transaction.

     SECTION 10.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE SELLER, EACH ORIGINATOR AND THE SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE SELLER, THE SERVICER AND EACH ORIGINATOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 10.07 SHALL AFFECT THE RIGHT OF THE INVESTORS TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE SELLER, ANY ORIGINATOR OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

     SECTION 10.08 Execution in Counterparts; Integration. (a) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by a party hereto of an executed counterpart of this Agreement by facsimile or similar electronic means shall be deemed effective as delivery of the original executed counterpart by such party for purposes of execution hereof.

     (b) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     SECTION 10.09 Survival of Termination. The provisions of Sections 2.08, 2.09, 2.10, 6.07, 9.01, 9.02, 10.04, 10.05 and 1.02 shall survive any termination of this Agreement.

     SECTION 10.10 Consent to Jurisdiction. (a) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or the other Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the Seller, the Servicer and the Originators consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 10.02. Nothing in this Section 1.06 shall affect the right of the Investors, any Bank or the Agent to serve legal process in any other manner permitted by law.

     SECTION 10.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT HERETO.


                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

         SELLER:            FOUNTAIN CITY FINANCE, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Treasurer


         PARENT:            DST SYSTEMS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Vice President & Chief Accounting
                                              Officer


         SERVICER:          DST SYSTEMS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Vice President & Chief Accounting
                                              Officer



         ORIGINATORS:       DST SYSTEMS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Vice President & Chief Accounting
                                              Officer


                            DST HEALTH SOLUTIONS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST OUTPUT, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer

               [Signature Page to Receivables Purchase Agreement]

                            DST OUTPUT CENTRAL, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST OUTPUT EAST, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST OUTPUT WEST, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST OUTPUT GRAPHICS, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST TECHNOLOGIES, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST STOCK TRANSFER, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer

               [Signature Page to Receivables Purchase Agreement]

                            DST GLOBAL SOLUTIONS NORTH AMERICA LTD.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST HEALTH SOLUTIONS, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST MAILING SERVICES, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Treasurer


                            ISPACE SOFTWARE TECHNOLOGIES, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            ARGUS HEALTH SYSTEMS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST DIRECT, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer

               [Signature Page to Receivables Purchase Agreement]

                            DST OUTPUT ELECTRONIC SOLUTIONS, INC.


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST TASS, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST WORLDWIDE SERVICES, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DSTI MOSIKI, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer


                            DST RETIREMENT SOLUTIONS, LLC


                            By:      /s/ Gregg Wm. Givens
                                     ------------------------------------------
                                     Name:    Gregg Wm. Givens
                                     Title:   Assistant Treasurer

               [Signature Page to Receivables Purchase Agreement]

         INVESTOR:          ENTERPRISE FUNDING COMPANY LLC

                            By:      /s/ Bernard J. Angelo
                                     ------------------------------------------
                                     Name:    Bernard J.Angelo
                                     Title:   Vice President


         AGENT:             BANK OF AMERICA, NATIONAL ASSOCIATION,
                            as Agent


                            By:      /s/ Bradford H. Boland
                                     ------------------------------------------
                                     Name:    Bradford H. Boland
                                     Title:   Vice-President


         BANK:              BANK OF AMERICA, NATIONAL ASSOCIATION


                            By:      /s/ Bradford H. Boland
                                     ------------------------------------------
                                     Name:    Bradford H. Boland
                                     Title:   Vice-President



               [Signature Page to Receivables Purchase Agreement]